Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended December 31, 2024

THE COMPANY

BXP, Inc. (NYSE: BXP) (formerly known as Boston Properties, Inc.) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of premier workplaces in the United States, concentrated in six dynamic gateway markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP has delivered places that power progress for our clients and communities for more than 50 years. BXP is a fully integrated real estate company, organized as a real estate investment trust (REIT). Including properties owned by joint ventures, BXP’s portfolio totals 53.3 million square feet and 185 properties, including 7 properties under construction/redevelopment. BXP’s properties include 163 office properties, 14 retail properties (including one retail property under construction), seven residential properties (including one residential property under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. BXP holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  BXP has earned a twelfth consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating and was named one of the world’s most sustainable companies by TIME Magazine. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will,” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statements. These factors include, without limitation, the risks and uncertainties related to the impact of changes in general economic and capital market conditions, including continued inflation, high interest rates, supply chain disruptions, labor market disruptions, dislocation and volatility in capital markets, potential longer-term changes in consumer and client behavior resulting from the severity and duration of any downturn in the U.S. or global economy, general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms, changes in client preferences and space utilization, dependence on clients’ financial condition, and competition from other developers, owners and operators of real estate), the impact of geopolitical conflicts, the immediate and long-term impact of the outbreak of a highly infectious or contagious disease on our and our clients’ financial condition, results of operations and cash flows (including the impact of actions taken to contain the outbreak or mitigate its impact, the direct and indirect economic effects of the outbreak and containment measures on our clients, and the ability of our clients to successfully operate their businesses), the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, the uncertainties of costs to comply with regulatory changes (including costs to comply with the Securities and Exchange Commission’s and California’s rules to standardize climate-related disclosures) and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 57.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 61.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	BXP, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: Rendering of 725 12th Street, Washington, DC)

Q4 2024
Table of contents

Q4 2024
Company profile
SNAPSHOT

(as of December 31, 2024)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	185
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	53.3 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	176.2 million
Closing Price, at the end of the quarter	$74.36 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	5.3%
Consolidated Market Capitalization [2]	$29.3 billion
BXP’s Share of Market Capitalization [2,3]	$29.3 billion
Unsecured Senior Debt Ratings	BBB (S&P); Baa2 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•continue to embrace our leadership position in the premier workplace segment and leverage our strength in portfolio quality, client relationships, development skills, market penetration, and sustainability to profitably build market share;
•maintain a keen focus on select dynamic gateway markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily premier workplaces) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction, marketing, legal, and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•pursue attractive asset class adjacencies where we have a track record of success, such as life sciences and residential development;
•maintain a leadership position in sustainability innovation to minimize emissions from BXP’s development and in-service portfolio, as well as to provide clients sustainable solutions for their space use needs;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Joel I. Klein	Lead Independent Director;	Raymond A. Ritchey	Senior Executive Vice President
	Chair of Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan	Chair of Audit Committee	Rodney C. Diehl	Executive Vice President, West Coast Regions
Carol B. Einiger		Donna D. Garesche	Executive Vice President, Chief Human Resources Officer
Diane J. Hoskins	Chair of Sustainability Committee	Bryan J. Koop	Executive Vice President, Boston Region
Mary E. Kipp		Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC
Matthew J. Lustig	Chair of Nominating & Corporate		Region
	Governance Committee	Hilary Spann	Executive Vice President, New York Region
Timothy J. Naughton		John J. Stroman	Executive Vice President, Co-Head of the Washington, DC
William H. Walton, III			Region
Derek A. (Tony) West		Colin D. Joynt	Senior Vice President, Chief Information Officer
		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Technology Officer
___________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 28.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 57.

Q4 2024
Guidance and assumptions
GUIDANCE

BXP’s guidance for the first quarter and full year 2025 for diluted earnings per common share attributable to BXP, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to BXP, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, the timing of the lease-up of available space, the timing of development cost outlays and development deliveries, and the earnings impact of the events referenced in the Company’s earnings release issued on January 28, 2025 and those referenced during the related conference call.  The estimates do not include (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) the impacts of any other capital markets activity, (3) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (4) future impairment charges. EPS estimates may fluctuate as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate, and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 59. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	First Quarter 2025		Full Year 2025
	Low	High	Low	High
Projected EPS (diluted)	$0.33	$0.35	$1.57	$1.75
Add:
Projected Company share of real estate depreciation and amortization	1.30	1.30	5.20	5.20
Projected Company share of (gains)/losses on sales of real estate, gain on investment from unconsolidated joint venture and impairments	—	—	—	—
Projected FFO per share (diluted)	$1.63	$1.65	$6.77	$6.95

ASSUMPTIONS
(dollars in thousands)

	Full Year 2025
	Low	High
Operating property activity:
Average In-service portfolio occupancy [1]	86.50%	88.00%
Change in BXP’s Share of Same Property net operating income (excluding termination income)	(1.00)%	0.50%
Change in BXP’s Share of Same Property net operating income - cash (excluding termination income)	—%	1.50%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$19,000	$22,000
Taking Buildings Out-of-Service	$(11,300)	$(11,300)
BXP’s Share of incremental net operating income related to asset sales over prior year	$—	$—
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$90,000	$115,000
Termination income	$4,000	$8,000

Other revenue (expense):
Development, management services and other revenue	$32,000	$38,000
General and administrative expense [2]	$(165,000)	$(159,000)
Consolidated net interest expense	$(625,000)	$(610,000)
Unconsolidated joint venture interest expense	$(80,000)	$(75,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(165,000)	$(155,000)

_______________
1 Excludes development properties expected to be placed into service in 2025.
2 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.

Q4 2024
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	31-Dec-24	30-Sep-24
Net income (loss) attributable to BXP, Inc. [1]	$(230,019)	$83,628
Net income (loss) attributable to BXP, Inc. per share - diluted	$(1.45)	$0.53
FFO attributable to BXP, Inc. [2]	$283,989	$286,858
Diluted FFO per share [2]	$1.79	$1.81
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [3]	$209,499	$219,130

Selected items:
Revenue	$858,571	$859,227
Recoveries from clients	$137,021	$137,891
Service income from clients	$2,539	$2,430
BXP’s Share of revenue [4]	$831,378	$835,098
BXP’s Share of straight-line rent [4]	$20,607	$25,433
BXP’s Share of fair value lease revenue [4,5]	$2,320	$2,294
BXP’s Share of termination income [4]	$1,424	$12,179
Ground rent expense	$3,641	$3,690
Capitalized interest	$10,634	$11,625
Capitalized wages	$4,019	$4,233
Loss from unconsolidated joint ventures [1]	$(349,553)	$(7,011)
BXP’s share of FFO from unconsolidated joint ventures [6]	$12,882	$13,746
Net income attributable to noncontrolling interests in property partnerships	$17,233	$15,237
FFO attributable to noncontrolling interests in property partnerships [7]	$37,138	$34,094

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$7,436	$8,660
Below-market rents (included within Other Liabilities)	$28,793	$31,295
Accrued rental income liability (included within Other Liabilities)	$116,909	$108,234

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [8]	2.88	2.95
Interest Coverage Ratio (including capitalized interest) [8]	2.66	2.70
Fixed Charge Coverage Ratio [7]	2.34	2.44
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [9]	7.65	7.59
Change in BXP’s Share of Same Property Net Operating Income (NOI) (excluding termination income) [10]	(0.2)%	(3.0)%
Change in BXP’s Share of Same Property NOI (excluding termination income) - cash [10]	0.9%	(2.0)%
FAD Payout Ratio [3]	82.48%	78.86%
Operating Margins [(rental revenue - rental expense)/rental revenue]	61.1%	60.7%
Occupancy % of In-Service Properties [11]	87.5%	87.0%
Leased % of In-Service Properties [12]	89.4%	89.1%

Capitalization:
Consolidated Debt	$16,220,499	$16,215,246
BXP’s Share of Debt [13]	$16,241,896	$16,235,789
Consolidated Market Capitalization	$29,325,780	$30,395,758
Consolidated Debt/Consolidated Market Capitalization	55.31%	53.35%
BXP’s Share of Market Capitalization [13]	$29,347,177	$30,416,301
BXP’s Share of Debt/BXP’s Share of Market Capitalization [13]	55.34%	53.38%
_____________
1For the three months ended December 31, 2024, includes impairment charges totaling approximately $341.3 million related to the Company’s investments in three unconsolidated joint ventures.
2For a quantitative reconciliation of FFO attributable to BXP, Inc. and Diluted FFO per share, see page 7.
3For a quantitative reconciliation of FAD, see page 8. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
4See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
5Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
6For a quantitative reconciliation for the three months ended December 31, 2024, see page 38.
7For a quantitative reconciliation for the three months ended December 31, 2024, see page 35.
8For a quantitative reconciliation for the three months ended December 31, 2024 and September 30, 2024, see page 33.
9For a quantitative reconciliation for the three months ended December 31, 2024 and September 30, 2024, see page 32.

Q4 2024
Financial highlights (continued)
10For a quantitative reconciliation for the three months ended December 31, 2024 and September 30, 2024, see pages 11, 67 and 68.
11Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Excludes hotel and residential properties.
12Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. Excludes hotel and residential properties.
13For a quantitative reconciliation for December 31, 2024, see page 28.

Q4 2024
Consolidated Balance Sheets
(unaudited and in thousands)

	31-Dec-24	30-Sep-24
ASSETS
Real estate	$26,391,933	$26,054,928
Construction in progress	764,640	812,122
Land held for future development	714,050	690,774
Right of use assets - finance leases	372,922	372,896
Right of use assets - operating leases	334,767	339,804
Less accumulated depreciation	(7,528,057)	(7,369,545)
Total real estate	21,050,255	20,900,979
Cash and cash equivalents	1,254,882	1,420,475
Cash held in escrows	80,314	51,009
Investments in securities	39,706	39,186
Tenant and other receivables, net	107,453	99,706
Note receivable, net	4,947	3,937
Related party note receivables, net	88,779	88,788
Sales-type lease receivable, net	14,657	14,429
Accrued rental income, net	1,466,220	1,438,492
Deferred charges, net	813,345	794,571
Prepaid expenses and other assets	70,839	132,078
Investments in unconsolidated joint ventures [1]	1,093,583	1,421,886
Total assets	$26,084,980	$26,405,536

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$4,276,609	$4,275,155
Unsecured senior notes, net	10,645,077	10,642,033
Unsecured line of credit	—	—
Unsecured term loans, net	798,813	798,058
Unsecured commercial paper	500,000	500,000
Lease liabilities - finance leases	370,885	373,260
Lease liabilities - operating leases	392,686	389,444
Accounts payable and accrued expenses	401,874	444,288
Dividends and distributions payable	172,486	172,191
Accrued interest payable	128,098	121,360
Other liabilities	450,796	407,441
Total liabilities	18,137,324	18,123,230

Commitments and contingencies	—	—
Redeemable deferred stock units	9,535	10,696

Equity:
Stockholders’ equity attributable to BXP, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 158,253,895 and 158,058,798 issued and 158,174,995 and 157,979,898 outstanding at December 31, 2024 and September 30, 2024, respectively	1,582	1,580
Additional paid-in capital	6,836,093	6,822,489
Dividends in excess of earnings	(1,419,575)	(1,035,710)
Treasury common stock at cost, 78,900 shares at December 31, 2024 and September 30, 2024	(2,722)	(2,722)
Accumulated other comprehensive loss	(2,072)	(26,428)
Total stockholders’ equity attributable to BXP, Inc.	5,413,306	5,759,209

Noncontrolling interests:
Common units of the Operating Partnership	591,270	638,129
Property partnerships	1,933,545	1,874,272
Total equity	7,938,121	8,271,610
Total liabilities and equity	$26,084,980	$26,405,536
_____________
1At December 31, 2024, the balance includes impairment charges totaling approximately $341.3 million related to the Company’s investments in three unconsolidated joint ventures.

Q4 2024
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Dec-24	30-Sep-24
Revenue
Lease	$798,189	$799,471
Parking and other	33,135	34,255
Insurance proceeds	921	—
Hotel revenue	13,144	15,082
Development and management services	8,784	6,770
Direct reimbursements of payroll and related costs from management services contracts	4,398	3,649
Total revenue	858,571	859,227
Expenses
Operating	174,030	178,834
Real estate taxes	148,901	148,809
Restoration expenses related to insurance claims	427	254
Hotel operating	9,601	9,833
General and administrative [1]	32,504	33,352
Payroll and related costs from management services contracts	4,398	3,649
Transaction costs	707	188
Depreciation and amortization	226,043	222,890
Total expenses	596,611	597,809
Other income (expense)
Loss from unconsolidated joint ventures [2]	(349,553)	(7,011)
Gain on sale of real estate	85	517
Gains (losses) from investments in securities [1]	(369)	2,198
Unrealized gain (loss) on non-real estate investment	(2)	94
Interest and other income (loss)	20,452	14,430
Interest expense	(170,390)	(163,194)
Net income (loss)	(237,817)	108,452
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(17,233)	(15,237)
Noncontrolling interest - common units of the Operating Partnership [3]	25,031	(9,587)
Net income (loss) attributable to BXP, Inc.	$(230,019)	$83,628

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income (loss) attributable to BXP, Inc. per share - basic	$(1.45)	$0.53
Net income (loss) attributable to BXP, Inc. per share - diluted	$(1.45)	$0.53

_____________
1Includes $(0.4) million and $2.2 million for the three months ended December 31, 2024 and September 30, 2024, respectively, related to the Company’s deferred compensation plan.
2For the three months ended December 31, 2024, includes impairment charges totaling approximately $341.3 million related to the Company’s investments in three unconsolidated joint ventures.
3For additional detail, see page 7.

Q4 2024
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	31-Dec-24	30-Sep-24
Net income (loss) attributable to BXP, Inc.	$(230,019)	$83,628
Add:
Noncontrolling interest - common units of the Operating Partnership	(25,031)	9,587
Noncontrolling interests in property partnerships	17,233	15,237
Net income (loss)	(237,817)	108,452
Add:
Depreciation and amortization expense	226,043	222,890
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(19,905)	(18,857)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	21,097	20,757
Corporate-related depreciation and amortization	(447)	(438)
Non-real estate related amortization	2,130	2,130
Impairment loss included within loss from unconsolidated joint ventures	341,338	—
Less:
Gains on sales of real estate	85	517
Unrealized gain (loss) on non-real estate investment	(2)	94
Noncontrolling interests in property partnerships	17,233	15,237
FFO attributable to the Operating Partnership (including BXP, Inc.) (Basic FFO)	315,123	319,086
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	31,134	32,228
FFO attributable to BXP, Inc.	$283,989	$286,858

BXP, Inc.’s percentage share of Basic FFO	90.12%	89.90%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	9.88%	10.10%
Basic FFO per share	$1.80	$1.82
Weighted average shares outstanding - basic	158,117	157,725
Diluted FFO per share	$1.79	$1.81
Weighted average shares outstanding - diluted	158,525	158,213

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	31-Dec-24	30-Sep-24
Basic FFO	$315,123	$319,086
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	315,123	319,086
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	31,071	32,132
BXP, Inc.’s share of Diluted FFO	$284,052	$286,954

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	31-Dec-24	30-Sep-24
Shares/units for Basic FFO	175,452	175,446
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	408	488
Shares/units for Diluted FFO	175,860	175,934
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,335	17,721
BXP, Inc.’s share of shares/units for Diluted FFO	158,525	158,213

BXP, Inc.’s percentage share of Diluted FFO	90.14%	89.93%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For a quantitative reconciliation for the three months ended December 31, 2024, see page 35.
3For a quantitative reconciliation for the three months ended December 31, 2024, see page 38.

Q4 2024
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	31-Dec-24	30-Sep-24
Net income (loss) attributable to BXP, Inc.	$(230,019)	$83,628
Add:
Noncontrolling interest - common units of the Operating Partnership	(25,031)	9,587
Noncontrolling interests in property partnerships	17,233	15,237
Net income (loss)	(237,817)	108,452
Add:
Depreciation and amortization expense	226,043	222,890
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(19,905)	(18,857)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	21,097	20,757
Corporate-related depreciation and amortization	(447)	(438)
Non-real estate related amortization	2,130	2,130
Impairment loss included within loss from unconsolidated joint ventures	341,338	—
Less:
Gains on sales of real estate	85	517
Unrealized gain (loss) on non-real estate investment	(2)	94
Noncontrolling interests in property partnerships	17,233	15,237
Basic FFO	315,123	319,086
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements [1,4]	4,039	5,070
BXP’s Share of hedge amortization, net of costs [1]	1,812	1,949
BXP’s share of fair value interest adjustment [1]	4,748	4,723
BXP’s Share of straight-line ground rent expense adjustment [1,5]	868	679
Stock-based compensation	4,059	4,031
Non-real estate depreciation and amortization	(1,683)	(1,692)
Unearned portion of capitalized fees from consolidated joint ventures [6]	3,040	2,274
Non-cash losses from early extinguishments of debt	—	—
Less:
BXP’s Share of straight-line rent [1]	20,607	25,433
BXP’s Share of fair value lease revenue [1,7]	2,320	2,294
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	74,864	70,457
BXP’s Share of maintenance capital expenditures [1,8]	23,848	18,220
BXP’s Share of amortization and accretion related to sales type lease [1]	281	278
Hotel improvements, equipment upgrades and replacements	587	308
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$209,499	$219,130

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	172,804	172,806

FAD Payout Ratio[1] (B÷A)	82.48%	78.86%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For a quantitative reconciliation for the three months ended December 31, 2024, see page 35.
3 For additional information for the three months ended December 31, 2024, see page 38.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $39.0 million, which it expects to incur by the end of 2026 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 63 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q4 2024
Reconciliation of net income (loss) attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	31-Dec-24	31-Dec-23
Net income (loss) attributable to BXP, Inc.	$(230,019)	$119,925
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	(25,031)	13,906
Noncontrolling interest in property partnerships	17,233	19,324
Net income (loss)	(237,817)	153,155
Add:
Interest expense	170,390	155,080
Unrealized loss on non-real estate investment	2	93
Loss from interest rate contracts	—	79
Depreciation and amortization expense	226,043	212,067
Transaction costs	707	2,343
Payroll and related costs from management services contracts	4,398	4,021
General and administrative expense	32,504	38,771
Less:
Interest and other income (loss)	20,452	20,965
Gains (losses) from investments in securities	(369)	3,245
Gains on sales of real estate	85	—
Income (loss) from unconsolidated joint ventures	(349,553)	22,250
Direct reimbursements of payroll and related costs from management services contracts	4,398	4,021
Development and management services revenue	8,784	12,728
Net Operating Income (NOI)	512,430	502,400
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	30,782	38,520
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	48,259	49,263
BXP’s Share of NOI	494,953	491,657
Less:
Termination income	914	10,485
BXP’s share of termination income from unconsolidated joint ventures [1]	521	—
Add:
Partners’ share of termination income from consolidated joint ventures [2]	11	135
BXP’s Share of NOI (excluding termination income)	$493,529	$481,307

Net Operating Income (NOI)	$512,430	$502,400
Less:
Termination income	914	10,485
NOI from non Same Properties (excluding termination income) [3]	25,855	3,495
Same Property NOI (excluding termination income)	485,661	488,420
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	48,248	49,128
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	2,865	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	30,261	38,520
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	(636)	5,898
BXP’s Share of Same Property NOI (excluding termination income)	$471,175	$471,914

_____________
1For a quantitative reconciliation for the three months ended December 31, 2024, see page 66.
2For a quantitative reconciliation for the three months ended December 31, 2024, see pages 63-64.
3Pages 22-25 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to December 31, 2024 and therefore are no longer a part of the Company’s property portfolio.

Q4 2024
Reconciliation of net income (loss) attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	31-Dec-24	31-Dec-23
Net income (loss) attributable to BXP, Inc.	$(230,019)	$119,925
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	(25,031)	13,906
Noncontrolling interest in property partnerships	17,233	19,324
Net income (loss)	(237,817)	153,155
Add:
Interest expense	170,390	155,080
Unrealized loss on non-real estate investment	2	93
Loss from interest rate contracts	—	79
Depreciation and amortization expense	226,043	212,067
Transaction costs	707	2,343
Payroll and related costs from management services contracts	4,398	4,021
General and administrative expense	32,504	38,771
Less:
Interest and other income (loss)	20,452	20,965
Gains (losses) from investments in securities	(369)	3,245
Gains on sales of real estate	85	—
Income (loss) from unconsolidated joint ventures	(349,553)	22,250
Direct reimbursements of payroll and related costs from management services contracts	4,398	4,021
Development and management services revenue	8,784	12,728
Net Operating Income (NOI)	512,430	502,400
Less:
Straight-line rent	19,732	29,235
Fair value lease revenue	1,277	2,518
Amortization and accretion related to sales type lease	254	238
Termination income	914	10,485
Add:
Straight-line ground rent expense adjustment [1]	586	578
Lease transaction costs that qualify as rent inducements [2]	3,512	1,276
NOI - cash (excluding termination income)	494,351	461,778
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	38,239	1,825
Same Property NOI - cash (excluding termination income)	456,112	459,953
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	49,077	44,606
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	9,121	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	29,808	33,704
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	(1,264)	5,881
BXP’s Share of Same Property NOI - cash (excluding termination income)	$447,228	$443,170
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $146 and $(543) for the three months ended December 31, 2024 and 2023, respectively. As of December 31, 2024, the Company has remaining lease payments aggregating approximately $30.9 million, all of which it expects to incur by the end of 2026 with no payments thereafter. Under GAAP, the Company recognizes expense of $(111) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2026 may vary significantly.
2Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
3Pages 22-25 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to December 31, 2024 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended December 31, 2024, see page 64.
5For a quantitative reconciliation for the three months ended December 31, 2024, see page 66.

Q4 2024
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-24	31-Dec-23	Change	Change	31-Dec-24	31-Dec-23	Change	Change
Rental Revenue [2]	$778,277	$780,713			$25,625	$23,627
Less: Termination income	914	10,485			—	—
Rental revenue (excluding termination income) [2]	777,363	770,228	$7,135	0.9%	25,625	23,627	$1,998	8.5%
Less: Operating expenses and real estate taxes	301,667	290,796	10,871	3.7%	15,660	14,639	1,021	7.0%
NOI (excluding termination income) [2,3]	$475,696	$479,432	$(3,736)	(0.8)%	$9,965	$8,988	$977	10.9%

Rental revenue (excluding termination income) [2]	$777,363	$770,228	$7,135	0.9%	$25,625	$23,627	$1,998	8.5%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	33,231	30,113	3,118	10.4%	145	148	(3)	(2.0)%
Add: Lease transaction costs that qualify as rent inducements [4]	3,179	1,216	1,963	161.4%	149	—	149	100.0%
Subtotal	747,311	741,331	5,980	0.8%	25,629	23,479	2,150	9.2%
Less: Operating expenses and real estate taxes	301,667	290,796	10,871	3.7%	15,660	14,639	1,021	7.0%
Add: Straight-line ground rent expense [5]	499	578	(79)	(13.7)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$446,143	$451,113	$(4,970)	(1.1)%	$9,969	$8,840	$1,129	12.8%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-24	31-Dec-23	Change	Change	31-Dec-24	31-Dec-23	Change	Change
Rental Revenue [2]	$803,902	$804,340			$52,706	$51,888
Less: Termination income	914	10,485			521	—
Rental revenue (excluding termination income) [2]	802,988	793,855	$9,133	1.2%	52,185	51,888	$297	0.6%
Less: Operating expenses and real estate taxes	317,327	305,435	11,892	3.9%	21,288	19,266	2,022	10.5%
NOI (excluding termination income) [2,3]	$485,661	$488,420	$(2,759)	(0.6)%	$30,897	$32,622	$(1,725)	(5.3)%

Rental revenue (excluding termination income) [2]	$802,988	$793,855	$9,133	1.2%	$52,185	$51,888	$297	0.6%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	33,376	30,261	3,115	10.3%	277	4,764	(4,487)	(94.2)%
Add: Lease transaction costs that qualify as rent inducements [4]	3,328	1,216	2,112	173.7%	316	(174)	490	281.6%
Subtotal	772,940	764,810	8,130	1.1%	52,224	46,950	5,274	11.2%
Less: Operating expenses and real estate taxes	317,327	305,435	11,892	3.9%	21,288	19,266	2,022	10.5%
Add: Straight-line ground rent expense [5]	499	578	(79)	(13.7)%	136	139	(3)	(2.2)%
NOI - cash (excluding termination income) 2, [3]	$456,112	$459,953	$(3,841)	(0.8)%	$31,072	$27,823	$3,249	11.7%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [2,6]
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-24	31-Dec-23	Change	Change	31-Dec-24	31-Dec-23	Change	Change
Rental Revenue [2]	$79,669	$81,441			$776,939	$774,787
Less: Termination income	11	135			1,424	10,350
Rental revenue (excluding termination income) [2]	79,658	81,306	$(1,648)	(2.0)%	775,515	764,437	$11,078	1.4%
Less: Operating expenses and real estate taxes	34,275	32,178	2,097	6.5%	304,340	292,523	11,817	4.0%
NOI (excluding termination income) [2,3]	$45,383	$49,128	$(3,745)	(7.6)%	$471,175	$471,914	$(739)	(0.2)%

Rental revenue (excluding termination income) [2]	$79,658	$81,306	$(1,648)	(2.0)%	$775,515	$764,437	$11,078	1.4%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	5,216	4,686	530	11.3%	28,437	30,339	(1,902)	(6.3)%
Add: Lease transaction costs that qualify as rent inducements [4]	(211)	164	(375)	(228.7)%	3,855	878	2,977	339.1%
Subtotal	74,231	76,784	(2,553)	(3.3)%	750,933	734,976	15,957	2.2%
Less: Operating expenses and real estate taxes	34,275	32,178	2,097	6.5%	304,340	292,523	11,817	4.0%
Add: Straight-line ground rent expense [5]	—	—	—	—%	635	717	(82)	(11.4)%
NOI - cash (excluding termination income) 2, [3]	$39,956	$44,606	$(4,650)	(10.4)%	$447,228	$443,170	$4,058	0.9%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
3For a quantitative reconciliation of net income (loss) attributable to BXP, Inc. to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 9-10.

Q4 2024
Same property net operating income (NOI) by reportable segment (continued)
4Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
5Excludes the straight-line impact of approximately $146 and $(543) for the three months ended December 31, 2024 and 2023, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.
6BXP’s Share equals (A) + (B) - (C).

Q4 2024
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	31-Dec-24	30-Sep-24
Maintenance capital expenditures	$25,716	$21,481
Planned capital expenditures associated with acquisition properties	2,282	1,774
Repositioning capital expenditures	26,126	19,301
Hotel improvements, equipment upgrades and replacements	587	308
Subtotal	54,711	42,864
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	289	66
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	263	577
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	2,157	3,327
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	(13)	(75)
BXP’s Share of Capital Expenditures [1]	$53,119	$40,255

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	31-Dec-24	30-Sep-24
Square feet	967,303	1,190,695
Tenant improvements and lease commissions PSF	$94.74	$74.93

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2Includes 100% of unconsolidated joint ventures.

Q4 2024
Acquisitions and dispositions
For the period from January 1, 2024 through December 31, 2024
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
901 New York Avenue [1]	Washington, DC	January 8, 2024	523,939	$10,000	$25,000	$35,000	83.9%
725 12th Street [2]	Washington, DC	December 27, 2024	300,000	34,000	315,600	349,600	N/A
Total Acquisitions			823,939	$44,000	$340,600	$384,600	83.9%
DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain (Loss) [4]
290 Binney Street (45% ownership) [3]	Cambridge, MA	March 21, 2024	566,000	$1,079,687	$141,822	N/A

___________________
1The Company completed the acquisition of its joint venture partner’s 50% economic ownership interest. The property is encumbered by an approximately $207.1 million mortgage, which bears interest at 3.61% per annum and matures on January 5, 2025. Following the acquisition, the Company modified the mortgage loan to among other things provide for two loan extension options totaling five years of additional term, each subject to certain conditions. On December 20, 2024, the Company exercised the first loan extension option, which provides for a term of four years at a fixed interest rate of 5.0% per annum. In addition, following the acquisition, BXP extended the 214,000 square foot lease with anchor client, Finnegan Henderson Farabow Garrett & Dunner, LLP, through 2042 and agreed to complete approximately $25.0 million of building enhancements.
2 Upon acquisition, the Company executed a lease with McDermott Will & Emery LLP and commenced redevelopment, see page 15.
3The Company completed the previously announced sale of a 45% ownership interest to Norges Bank Investment Management (“NBIM”). NBIM’s investment in 290 Binney Street will reduce the Company’s share of the project’s estimated development spend over time by approximately $533.5 million, see page 15. At closing, NBIM paid approximately $142 million, of which $97 million was a special distribution to the Company and represented pre-formation costs, and NBIM will fund all capital calls until reaching 45% of invested capital. The Company retains a 55% ownership interest and provides development, property management, and leasing services for the venture. This transaction did not qualify as a sale of real estate for financial reporting purposes as the Company continues to effectively control the property and thus will continue to account for the property on a consolidated basis in its financial statements.
4Excludes approximately $0.6 million of gains on sales of real estate recognized during the year ended December 31, 2024 related to gain amounts from sales of real estate occurring in prior periods.

Q4 2024
Construction in progress
as of December 31, 2024
(dollars in thousands)
CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 12/31/2024	Estimated Future Equity Requirement [2]	Percentage		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
Construction Properties			Location							Leased [3]
Office
360 Park Avenue South (71% ownership)	Q4 2024	Q4 2026	New York, NY	450,000	$359,688	$418,300	$156,470	$156,470	$58,612	23%		30%	$(608)
Reston Next Office Phase II	Q1 2025	Q2 2026	Reston, VA	90,000	45,672	61,000	—	—	15,328	7%		6%	(34)
725 12th Street [6]	Q1 2029	Q4 2030	Washington, DC	320,000	51,447	349,600	—	—	298,153	47%		—%	N/A
Total Office Properties under Construction				860,000	456,807	828,900	156,470	156,470	372,093	30%		16%	(642)

Lab/Life Sciences
651 Gateway (50% ownership)	Q1 2024	Q3 2026	South San Francisco, CA	327,000	132,083	167,100	—	—	35,017	21%		27%	712
290 Binney Street (55% ownership) [7]	Q2 2026	Q2 2026	Cambridge, MA	573,000	212,002	508,000	—	—	295,998	100%		—%	N/A
Total Lab/Life Sciences Properties under Construction				900,000	344,085	675,100	—	—	331,015	71%		10%	712

Residential
121 Broadway Street (439 units)	Q3 2027	Q2 2029	Cambridge, MA	492,000	104,364	597,800	—	—	493,436	—%		—%	N/A
Total Residential Properties under Construction				492,000	104,364	597,800	—	—	493,436	—%		—%	N/A
Retail
Reston Next Retail	Q4 2025	Q4 2025	Reston, VA	33,000	24,427	26,600	—	—	2,173	13%		—%	N/A
Total Retail Properties under Construction				33,000	24,427	26,600	—	—	2,173	13%		—%	N/A
Total Properties Under Construction				2,285,000	$929,683	$2,128,400	$156,470	$156,470	$1,198,717	50%	[9]	10%	$70
PROJECTS FULLY PLACED IN-SERVICE DURING 2024

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 12/31/2024	Estimated Future Equity Requirement [2]			Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date			Investment to Date [2]		Total Financing			Percentage
			Location	Square Feet						Leased [3]
760 Boylston Street (Redevelopment)	Q2 2024	Q2 2024	Boston, MA	118,000	$33,809	$39,400	$—	$—	$5,591	100%		$2,120
180 CityPoint	Q4 2023	Q2 2026	Waltham, MA	329,195	226,855	290,500	—	—	63,645	43%		2,401
103 CityPoint	Q4 2025	Q4 2026	Waltham, MA	112,841	92,364	115,100	—	—	22,736	—%		(338)
300 Binney Street (Redevelopment) (55% ownership) [8]	Q4 2024	Q4 2024	Cambridge, MA	239,908	88,858	106,000	—	—	17,142	100%		3,493
Skymark - Reston Next Residential (508 units) (20% ownership)	Q3 2024	Q2 2026	Reston, VA	417,036	43,380	47,700	28,000	26,695	3,015	54%		8
Total Projects Fully Placed In-Service				1,216,980	$485,266	$598,700	$28,000	$26,695	$112,129	62%	[9]	$7,684
________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of January 24, 2025, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended December 31, 2024. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 57.

Q4 2024
Construction in progress (continued)
6BXP acquired 725 12th Street, NW on December 27, 2024 for a gross purchase price of $34.0 million. Concurrently with the acquisition, a lease was executed with McDermott Will & Emery LLP for approximately 152,000 square feet of the redeveloped building.
7The project budget reflects the Company’s 55% share of joint venture costs related to 290 Binney Street. The Company has the sole obligation to construct an underground electrical vault for an estimated gross cost of $183.9 million. Upon completion, the Company has entered into a contract to sell the electrical vault to a third party for a fixed price of $84.1 million. The net investment of $99.8 million will be included in the Company’s outside basis in 290 Binney Street. The Company has invested $71.9 million for the vault as of December 31, 2024.
8 Norges Bank Investment Management (NBIM) funded approximately $212.9 million at closing for its investment in 300 Binney Street. The Company withdrew approximately $212.9 million at closing and will fund all future costs of the project.
9 Total percentage leased excludes Residential.

Q4 2024
Land parcels and purchase options
as of December 31, 2024

OWNED LAND PARCELS AND PROPERTIES HELD FOR REDEVELOPMENT 1

Location	Approximate Developable Square Feet [2]
San Jose, CA [3]	2,830,000
Reston, VA	2,229,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,723,000
San Jose, CA (55% ownership)	1,088,000
New York, NY (55% ownership)	895,000
San Francisco, CA	850,000
Lexington, MA	767,000
Waltham, MA	700,000
Santa Clara, CA	632,000
Springfield, VA	576,000
Washington, DC (50% ownership)	520,000
South San Francisco, CA (50% ownership)	451,000
Rockville, MD [3]	435,000
Herndon, VA (50% ownership)	350,000
El Segundo, CA (50% ownership)	275,000
Dulles, VA	150,000
Total	16,471,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [2]
Boston, MA	1,300,000
Waltham, MA 4	1,200,000
Cambridge, MA	573,000
Total	3,073,000

__________________
1Includes properties that are no longer considered “in-service” because the occupancy percentage is below 50% and the Company is no longer actively leasing these properties in anticipation of future redevelopment. During the year ended December 31, 2024, approximately 717,000 net rentable square feet were removed from the Company’s in-service properties portfolio in anticipation of future redevelopment.
2Represents 100% of consolidated and unconsolidated projects.
3Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on pages 22-25.
4The Company expects to be a 50% partner in the future development of these sites.

Q4 2024
Leasing activity
for the three months ended December 31, 2024

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	6,321,509
Less:
Property dispositions/properties taken out of service	—
Add:
Properties acquired vacant space	—
Properties placed (and partially placed) in-service [1]	459,149
Leases expiring or terminated during the period	647,734
Total space available for lease	7,428,392

1st generation leases	339,015
2nd generation leases with new clients	605,897
2nd generation lease renewals	361,406
Total leases commenced during the period	1,306,318

Vacant space available for lease at the end of the period	6,122,074
Net (increase)/decrease in available space	199,435

Second generation leasing information: [2]
Leases commencing during the period (SF)	967,303
Weighted average lease term (months)	88
Weighted average free rent period (days)	182
Total transaction costs per square foot [3]	$94.74
Increase (decrease) in gross rents [4]	(1.94)%
Increase (decrease) in net rents [5]	(3.02)%

	All leases commencing occupancy (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [7]
	1st generation	2nd generation	total [6]	gross [4,6]	net [5,6]
Boston	225,667	204,261	429,928	(0.30)%	(0.33)%	681,891
Los Angeles	—	29,524	29,524	(10.69)%	(16.23)%	181,625
New York	102,542	472,653	575,195	(3.44)%	(5.85)%	574,265
San Francisco	—	105,611	105,611	9.35%	13.17%	383,291
Seattle	—	25,567	25,567	(10.40)%	(14.09)%	7,986
Washington, DC	10,806	129,687	140,493	(8.05)%	(11.55)%	494,495
Total / Weighted Average	339,015	967,303	1,306,318	(1.94)%	(3.02)%	2,323,553

_____________
1Total square feet of properties placed in-service in Q4 2024 consists of 3,858 at RTC Next - Block D Office, 102,542 at 360 Park Avenue South, 112,841 at 103 CityPoint and 239,908 at 300 Binney Street.
2Second generation leases are defined as leases for space that has previously been leased. Of the 967,303 square feet of second generation leases that commenced in Q4 2024, leases for 827,256 square feet were signed in prior periods.
3Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
4Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 496,883 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
5Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 496,883 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
6Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
7Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 146,995.

Q4 2024
Portfolio overview
for the three months ended December 31, 2024
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	14,849,309	1,151,157	550,114	330,000	16,880,580
Los Angeles	2,184,505	123,534	—	—	2,308,039
New York	12,112,676	476,337	—	—	12,589,013
San Francisco	7,235,362	342,687	318,171	—	7,896,220
Seattle	1,504,624	13,171	—	—	1,517,795
Washington, DC	8,308,623	623,324	910,277	—	9,842,224
Total	46,195,099	2,730,210	1,778,562	330,000	51,033,871
% of Total	90.52%	5.34%	3.49%	0.65%	100.00%

Rental revenue of in-service properties by unit type 1

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$759,112	$61,423	$11,806	$13,048	$845,389
Less:
Partners’ share from consolidated joint ventures [4]	73,185	9,729	—	—	82,914
Add:
BXP’s share from unconsolidated joint ventures [5]	49,269	2,554	3,050	—	54,873
BXP’s Share of Rental revenue [1]	$735,196	$54,248	$14,856	$13,048	$817,348
% of Total	89.95%	6.63%	1.82%	1.60%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 6

	CBD	Suburban	Total
Boston	31.67%	6.59%	38.26%
Los Angeles	3.49%	—%	3.49%
New York	22.55%	1.62%	24.17%
San Francisco	14.72%	2.02%	16.74%
Seattle	2.12%	—%	2.12%
Washington, DC [7]	15.12%	0.10%	15.22%
Total	89.67%	10.33%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 22-25.
3Excludes approximately $96 of revenue from retail clients that is included in Retail.
4See page 64 for additional information.
5See page 66 for additional information.
6BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income (loss) attributable to BXP, Inc. to BXP’s Share of NOI (excluding termination income), see page 9.
7During the first quarter of 2024, the Company reassessed the classifications of its assets as either CBD or Suburban and determined that certain assets such as those in Reston, Virginia are located in areas with characteristics that more closely align with our definition of CBD due to their diverse live, work, and play environment. As a result, these assets are classified as CBD.

Q4 2024
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	31-Dec-24	30-Sep-24	31-Dec-24	30-Sep-24
Rental Revenue [2]	$12,481	$12,117	$13,144	$15,082
Less: Operating expenses and real estate taxes	6,059	5,988	9,601	9,833
Net Operating Income (NOI) [2]	6,422	6,129	3,543	5,249
Add: BXP’s share of NOI from unconsolidated joint ventures	1,835	1,747	N/A	N/A
BXP’s Share of NOI [2]	$8,257	$7,876	$3,543	$5,249

Rental Revenue [2]	$12,481	$12,117	$13,144	$15,082
Less: Straight line rent and fair value lease revenue	147	149	(2)	(2)
Add: Lease transaction costs that qualify as rent inducements	149	149	—	—
Subtotal	12,483	12,117	13,146	15,084
Less: Operating expenses and real estate taxes	6,059	5,988	9,601	9,833
NOI - cash basis [2]	6,424	6,129	3,545	5,251
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	1,835	1,747	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$8,259	$7,876	$3,545	$5,251

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Dec-24	31-Dec-23
BOSTON

Hub50House (50% ownership), Boston, MA [2]	440
Average Monthly Rental Rate		$4,445	$4,331	2.63%
Average Rental Rate Per Occupied Square Foot		$6.09	$5.94	2.53%
Average Physical Occupancy		94.32%	94.92%	(0.63)%
Average Economic Occupancy		94.43%	94.82%	(0.41)%

Proto Kendall Square, Cambridge, MA [2,3]	280
Average Monthly Rental Rate		$3,244	$3,125	3.81%
Average Rental Rate Per Occupied Square Foot		$5.97	$5.74	4.01%
Average Physical Occupancy		94.29%	95.60%	(1.37)%
Average Economic Occupancy		93.88%	94.91%	(1.09)%

The Lofts at Atlantic Wharf, Boston, MA [2,3]	86
Average Monthly Rental Rate		$4,574	$4,400	3.95%
Average Rental Rate Per Occupied Square Foot		$5.17	$4.85	6.60%
Average Physical Occupancy		96.90%	93.80%	3.30%
Average Economic Occupancy		95.26%	93.87%	1.48%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 3	N/A
Average Occupancy		74.30%	70.80%	4.94%
Average Daily Rate		$332.10	$326.03	1.86%
Revenue Per Available Room		$246.76	$230.92	6.86%

SAN FRANCISCO

The Skylyne, Oakland, CA [2,3]	402
Average Monthly Rental Rate		$3,289	$3,519	(6.54)%
Average Rental Rate Per Occupied Square Foot		$4.18	$4.44	(5.86)%
Average Physical Occupancy		91.29%	87.56%	4.26%
Average Economic Occupancy		88.86%	85.93%	3.41%

Q4 2024
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Dec-24	31-Dec-23
WASHINGTON, DC

Signature at Reston, Reston, VA [2,3]	508
Average Monthly Rental Rate		$2,899	$2,697	7.49%
Average Rental Rate Per Occupied Square Foot		$2.98	$2.78	7.19%
Average Physical Occupancy		94.88%	95.54%	(0.69)%
Average Economic Occupancy		94.97%	95.37%	(0.42)%

Skymark, Reston, VA [2,4]
Average Monthly Rental Rate	508	$1,913	N/A	N/A
Average Rental Rate Per Occupied Square Foot		$2.44	N/A	N/A
Average Physical Occupancy		32.48%	N/A	N/A
Average Economic Occupancy		23.70%	N/A	N/A

Total In-Service Residential Units	2,224
_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
3Excludes retail space.
4This property was completed and fully placed in-service on December 13, 2024 and is in its initial lease-up period with expected stabilization in the second quarter of 2026.

Q4 2024
In-service property listing

as of December 31, 2024
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
CBD
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,728,956	97.8%	99.4%	$84.94
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,274,927	96.4%	98.1%	72.43
100 Federal Street (55% ownership)	CBD Boston MA	1	1,233,537	89.0%	91.1%	77.44
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,446	100.0%	100.0%	78.57
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,024	95.4%	100.0%	88.41
100 Causeway Street (50% ownership) [4]	CBD Boston MA	1	633,818	96.4%	96.4%	75.51
Prudential Center (retail shops) [6,7]	CBD Boston MA	1	601,552	89.5%	95.8%	95.61
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	99.0%	100.0%	60.27
The Hub on Causeway - Podium (50% ownership) [4]	CBD Boston MA	1	382,988	94.8%	94.8%	64.99
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	100.0%	83.22
Star Market at the Prudential Center [6]	CBD Boston MA	1	60,015	100.0%	100.0%	63.00
Subtotal		11	8,439,059	95.6%	97.5%	$79.09

145 Broadway	East Cambridge MA	1	490,086	99.6%	99.6%	$92.21
325 Main Street	East Cambridge MA	1	415,512	91.2%	94.5%	117.24
125 Broadway [8]	East Cambridge MA	1	271,000	100.0%	100.0%	148.36
355 Main Street	East Cambridge MA	1	256,966	99.3%	99.3%	84.55
300 Binney Street [8,9]	East Cambridge MA	1	239,908	93.7%	100.0%	139.97
90 Broadway	East Cambridge MA	1	223,771	100.0%	100.0%	78.81
255 Main Street	East Cambridge MA	1	215,394	82.5%	82.5%	90.62
150 Broadway	East Cambridge MA	1	177,226	100.0%	100.0%	101.25
105 Broadway	East Cambridge MA	1	152,664	100.0%	100.0%	76.50
250 Binney Street [8]	East Cambridge MA	1	67,362	100.0%	100.0%	82.04
University Place	Mid-Cambridge MA	1	195,282	100.0%	100.0%	59.32
Subtotal		11	2,705,171	96.6%	97.6%	$100.76

Subtotal Boston CBD		22	11,144,230	95.9%	97.5%	$84.45

Residential
Hub50House (440 units) (50% ownership) [4]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,096
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Subtotal		3	574,257

Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Subtotal		1	334,260

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,130,066	89.6%	90.3%	$76.67
Santa Monica Business Park [9]	West Los Angeles CA	14	1,104,967	80.6%	84.4%	71.88
Santa Monica Business Park Retail [6,9]	West Los Angeles CA	7	73,006	77.2%	88.2%	77.16
Subtotal		27	2,308,039	84.9%	87.4%	$74.52

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,970,335	92.1%	99.1%	$167.17
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,670,502	95.7%	99.3%	99.56
399 Park Avenue	Park Avenue NY	1	1,567,470	99.9%	100.0%	103.90

Q4 2024
In-service property listing (continued)

as of December 31, 2024
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
599 Lexington Avenue	Park Avenue NY	1	1,106,335	95.8%	96.6%	88.39
7 Times Square (formerly Times Square Tower) (55% ownership)	Times Square NY	1	1,238,599	80.7%	86.4%	74.80
250 West 55th Street	Times Square / West Side NY	1	966,976	97.4%	99.0%	97.45
200 Fifth Avenue (26.69% ownership) [4]	Flatiron District NY	1	855,059	100.0%	100.0%	101.95
Dock 72 (50% ownership) [4]	Brooklyn NY	1	668,521	42.7%	42.7%	37.11
510 Madison Avenue	Fifth/Madison Avenue NY	1	352,589	90.1%	90.1%	128.83
Subtotal		9	10,396,386	90.8%	93.6%	$108.54

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	98.0%	98.0%	$112.27
Embarcadero Center Four	CBD San Francisco CA	1	942,640	93.4%	95.7%	99.56
Embarcadero Center One	CBD San Francisco CA	1	837,522	69.6%	70.2%	95.50
Embarcadero Center Two	CBD San Francisco CA	1	801,498	88.3%	88.9%	84.73
Embarcadero Center Three	CBD San Francisco CA	1	785,911	83.1%	83.1%	92.37
680 Folsom Street	CBD San Francisco CA	2	522,406	59.2%	59.2%	81.65
535 Mission Street	CBD San Francisco CA	1	307,205	67.8%	72.7%	77.43
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	100.0%	111.90
Subtotal		9	5,643,944	84.3%	85.2%	$97.60

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
Subtotal		1	330,996

SEATTLE
Office
Safeco Plaza (33.67% ownership) [4]	CBD Seattle WA	1	762,631	83.8%	86.4%	$48.09
Madison Centre	CBD Seattle WA	1	755,164	79.5%	80.5%	62.84
Subtotal		2	1,517,795	81.6%	83.5%	$55.22

WASHINGTON, DC [10]
Office
901 New York Avenue [9]	East End Washington DC	1	508,130	84.8%	84.8%	$69.82
Market Square North (50% ownership) [4]	East End Washington DC	1	417,298	76.2%	76.2%	73.87
2100 Pennsylvania Avenue	CBD Washington DC	1	475,849	94.2%	94.2%	79.06
2200 Pennsylvania Avenue	CBD Washington DC	1	459,811	94.9%	97.5%	90.36
1330 Connecticut Avenue	CBD Washington DC	1	252,262	92.3%	95.6%	70.97
Sumner Square	CBD Washington DC	1	208,797	95.6%	95.6%	48.97
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,900	98.5%	98.5%	83.49
Capital Gallery	Southwest Washington DC	1	176,824	80.8%	92.7%	57.19
Subtotal		8	2,729,871	89.2%	90.7%	$74.51

Reston Next	Reston VA	2	1,063,284	92.1%	97.9%	$61.68
South of Market	Reston VA	3	624,387	99.6%	100.0%	56.39
Fountain Square	Reston VA	2	524,585	95.1%	95.9%	53.65
One Freedom Square	Reston VA	1	427,646	86.0%	86.0%	55.32
Two Freedom Square	Reston VA	1	423,222	99.8%	99.8%	53.15
One and Two Discovery Square	Reston VA	2	366,989	89.7%	89.7%	52.89
One Reston Overlook	Reston VA	1	319,519	91.3%	100.0%	49.67
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	100.0%	72.49
Reston Corporate Center [5]	Reston VA	2	261,046	100.0%	100.0%	49.24
Democracy Tower	Reston VA	1	259,441	99.3%	99.3%	67.15
Fountain Square Retail [6]	Reston VA	1	196,421	95.2%	95.5%	48.24

Q4 2024
In-service property listing (continued)

as of December 31, 2024
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
Two Reston Overlook	Reston VA	1	134,615	100.0%		100.0%		53.65
Avant Retail [6]	Reston VA	1	26,179	100.0%		100.0%		62.11
Subtotal		19	4,903,143	94.9%		96.9%		$56.94

7750 Wisconsin Avenue (50% ownership) [4]	Bethesda/Chevy Chase MD	1	735,573	100.0%		100.0%		$38.99
Wisconsin Place Office	Montgomery County MD	1	294,525	47.5%		49.6%		50.80
Subtotal		2	1,030,098	85.0%		85.6%		$40.88

Subtotal Washington, DC CBD		29	8,663,112	91.9%		93.6%		$60.52

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
Skymark (508 units) (20% ownership) [4,9]	Reston VA	1	417,036
Subtotal		2	934,819

	CBD Total	105	41,847,838	90.9%	12	92.8%	12	$85.67	12

	BXP’s Share of CBD			91.2%	12	92.9%	12
SUBURBAN
BOSTON
Office
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	2	546,248	77.8%		77.8%		$48.49
Reservoir Place	Route 128 Mass Turnpike MA	1	526,215	36.6%		47.6%		46.31
140 Kendrick Street	Route 128 Mass Turnpike MA	3	418,600	73.3%		74.6%		57.33
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%		100.0%		58.57
180 CityPoint [8,9]	Route 128 Mass Turnpike MA	1	329,195	43.2%		43.2%		94.20
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	75.5%		75.5%		45.35
230 CityPoint	Route 128 Mass Turnpike MA	1	296,720	97.7%		97.7%		47.22
200 West Street [8]	Route 128 Mass Turnpike MA	1	273,365	86.1%		86.1%		89.12
880 Winter Street [8]	Route 128 Mass Turnpike MA	1	243,618	100.0%		100.0%		101.88
10 CityPoint	Route 128 Mass Turnpike MA	1	236,570	97.1%		97.1%		56.79
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.1%		98.1%		57.93
77 CityPoint	Route 128 Mass Turnpike MA	1	209,382	92.7%		92.7%		47.19
890 Winter Street	Route 128 Mass Turnpike MA	1	180,159	70.6%		91.0%		47.89
153 & 211 Second Avenue [8]	Route 128 Mass Turnpike MA	2	137,545	18.5%		18.5%		71.04
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	120,681	100.0%		100.0%		57.21
103 CityPoint [9]	Route 128 Mass Turnpike MA	1	112,841	—%		—%		—
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%		100.0%		51.90
The Point [6]	Route 128 Mass Turnpike MA	1	16,300	100.0%		100.0%		63.47
33 Hayden Avenue [8]	Route 128 Northwest MA	1	80,876	100.0%		100.0%		78.64
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%		100.0%		26.94
100 Hayden Avenue [8]	Route 128 Northwest MA	1	55,924	100.0%		100.0%		64.30
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%		100.0%		46.49
Subtotal		26	4,827,833	75.6%		77.7%		$59.84

NEW YORK
Office
510 Carnegie Center	Princeton NJ	1	234,160	65.6%		72.4%		$39.24
206 Carnegie Center	Princeton NJ	1	161,763	—%		—%		—
210 Carnegie Center	Princeton NJ	1	159,468	33.2%		33.2%		34.32
212 Carnegie Center	Princeton NJ	1	148,942	82.4%		82.4%		37.49
214 Carnegie Center	Princeton NJ	1	146,799	62.9%		64.9%		38.16
506 Carnegie Center	Princeton NJ	1	139,050	77.2%		77.2%		40.46
508 Carnegie Center	Princeton NJ	1	134,433	100.0%		100.0%		43.03

Q4 2024
In-service property listing (continued)

as of December 31, 2024
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
202 Carnegie Center	Princeton NJ	1	134,068	71.9%		80.0%		39.27
804 Carnegie Center	Princeton NJ	1	130,000	100.0%		100.0%		41.52
101 Carnegie Center	Princeton NJ	1	122,791	82.6%		100.0%		40.00
504 Carnegie Center	Princeton NJ	1	121,990	100.0%		100.0%		36.39
502 Carnegie Center	Princeton NJ	1	121,460	98.6%		98.6%		39.07
701 Carnegie Center	Princeton NJ	1	120,000	100.0%		100.0%		33.96
104 Carnegie Center	Princeton NJ	1	102,930	35.6%		48.3%		40.72
103 Carnegie Center	Princeton NJ	1	96,322	64.6%		67.1%		37.19
302 Carnegie Center	Princeton NJ	1	64,926	100.0%		100.0%		36.24
211 Carnegie Center	Princeton NJ	1	47,025	—%		—%		—
201 Carnegie Center	Princeton NJ	—	6,500	100.0%		100.0%		33.83
Subtotal		17	2,192,627	69.5%		72.5%		$38.67

SAN FRANCISCO
Office
Gateway Commons (50% ownership) [4,11]	South San Francisco CA	5	785,457	70.5%		72.8%		$73.69
751 Gateway (49% ownership) [4,8]	South San Francisco CA	1	230,592	100.0%		100.0%		93.51
Mountain View Research Park	Mountain View CA	15	542,264	60.7%		60.7%		73.92
2440 West El Camino Real	Mountain View CA	1	142,711	71.5%		71.5%		90.63
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%		100.0%		52.80
North First Business Park [13]	San Jose CA	5	190,636	58.6%		58.6%		26.58
Subtotal		28	1,921,280	70.6%		71.5%		$74.11

WASHINGTON, DC
Office
Kingstowne Two	Springfield VA	1	156,005	55.8%		55.8%		$41.48
Kingstowne Retail [6]	Springfield VA	1	88,288	100.0%		100.0%		31.56
Subtotal		2	244,293	71.8%		71.8%		$36.48

	Suburban Total	73	9,186,033	73.0%		75.0%		$57.32

	BXP’s Share of Suburban			72.6%		74.7%

Total In-Service Properties:		178	51,033,871	87.5%	12	89.4%	12	$81.21	12

BXP’s Share of Total In-Service Properties: [3]				87.3%	12	89.2%	12

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. For additional detail, see pages 39-55.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4This is an unconsolidated joint venture property.
5Property was taken out of service on January 1, 2025.
6This is a retail property.
7Prudential Center (retail shops) includes 760 Boylston Street, an approximately 118,000 net rentable square feet redevelopment that was completed and fully placed in-service during the second quarter of 2024. 760 Boylston Street is not included in the Same Property analysis.
8Classified as a laboratory/life sciences property.
9Not included in the Same Property analysis.
10 During the first quarter of 2024, the Company reassessed the classifications of its assets as either CBD or Suburban and determined that certain assets such as those in Reston, Virginia are located in areas with characteristics that more closely align with our definition of CBD due to their diverse live, work, and play environment. As a result, these assets are classified as CBD.
11 Includes 681 Gateway, which is a laboratory/life sciences property.
12 Excludes hotel and residential properties. For additional detail, see pages 20-21.
13 Property held for redevelopment.

Q4 2024
Top 20 clients listing and portfolio client diversification
as of December 31, 2024
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	Salesforce	3.29%	7.2
2	Google	2.83%	12.3
3	Biogen	2.49%	2.4
4	Akamai Technologies	2.13%	9.8
5	Kirkland & Ellis	1.71%	12.5
6	Snap	1.59%	8.9
7	Fannie Mae	1.50%	12.7
8	Ropes & Gray	1.36%	12.2
9	Millennium Management	1.33%	6.4
10	Wellington Management	1.18%	11.5
11	Weil Gotshal & Manges	1.16%	9.2
12	Microsoft	1.10%	8.7
13	Allen Overy Shearman Sterling	1.02%	16.7
14	Arnold & Porter Kaye Scholer	1.01%	7.5
15	Bain Capital	0.90%	7.1
16	Morrison & Foerster	0.90%	5.8
17	Wilmer Cutler Pickering Hale	0.83%	13.9
18	Bank of America	0.83%	11.5
19	Leidos	0.82%	8.6
20	Aramis (Estee Lauder)	0.80%	15.3
	BXP’s Share of Annualized Rental Obligations	28.79%
	BXP’s Share of Square Feet [1]	22.65%
	Weighted Average Remaining Lease Term (years)		9.7

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
AstraZeneca	290 Binney Street	573,000
McDermott Will & Emery LLP	725 12th Street, NW	152,000
CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.

Q4 2024
Occupancy by location
as of December 31, 2024

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	31-Dec-24	30-Sep-24	31-Dec-24	30-Sep-24	31-Dec-24	30-Sep-24
Boston	95.9%	95.7%	75.6%	77.1%	89.7%	90.1%
Los Angeles	84.9%	84.9%	—%	—%	84.9%	84.9%
New York	90.8%	88.9%	69.5%	67.3%	87.1%	85.1%
San Francisco	84.3%	84.2%	70.6%	71.2%	80.8%	80.9%
Seattle	81.6%	80.2%	—%	—%	81.6%	80.2%
Washington, DC	91.9%	91.4%	71.8%	82.6%	91.4%	91.2%
Total Portfolio	90.9%	90.1%	73.0%	73.6%	87.5%	87.0%

SAME PROPERTY OFFICE PROPERTIES 1, 2, 3 - Year-over-Year

	CBD		Suburban		Total
Location	31-Dec-24	31-Dec-23	31-Dec-24	31-Dec-23	31-Dec-24	31-Dec-23
Boston	95.9%	95.9%	80.0%	82.0%	91.3%	91.9%
Los Angeles	89.6%	87.8%	—%	—%	89.6%	87.8%
New York	90.8%	91.8%	69.5%	81.8%	87.1%	90.1%
San Francisco	84.3%	87.4%	70.6%	77.3%	80.8%	84.9%
Seattle	81.6%	81.8%	—%	—%	81.6%	81.8%
Washington, DC	92.4%	89.6%	71.8%	85.6%	91.8%	89.4%
Total Portfolio	91.2%	91.3%	75.1%	81.0%	88.2%	89.4%
_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2During the first quarter of 2024, the Company reassessed the classifications of its assets as either CBD or Suburban and determined that certain assets such as those in Reston, Virginia are located in areas with characteristics that more closely align with our definition of CBD due to their diverse live, work, and play environment. As a result, these assets are classified as CBD. Comparative period has been updated to reflect the same presentation.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.

Q4 2024
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$4,302,313
Unsecured Line of Credit	—
Unsecured Term Loans	800,000
Unsecured Commercial Paper	500,000
Unsecured Senior Notes, at face value	10,700,000
Outstanding Principal	16,302,313
Discount on Unsecured Senior Notes	(10,885)
Deferred Financing Costs, Net	(69,271)
Fair Value Debt Adjustment	(1,658)
Consolidated Debt	$16,220,499
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP [1]	Stated [2]	Outstanding Principal
901 New York Avenue [3]	January 5, 2029	7.69%	3.61%	$202,313
Santa Monica Business Park	October 8, 2028	6.65%	4.05%	200,000
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
90 Broadway, 325 Main Street, 355 Main Street and Kendall Center Green Garage	October 26, 2028	6.27%	6.04%	600,000
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	1,000,000
Total				$4,302,313
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 4

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
7 Year Unsecured Senior Notes [5]	January 15, 2025	3.35%	3.20%	$850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
5 Year Unsecured Senior Notes (“green bonds”)	December 1, 2027	6.92%	6.75%	750,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
11 Year Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
12 Year Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
10.7 Year Unsecured Senior Notes (“green bonds”)	January 15, 2034	6.62%	6.50%	750,000
10 Year Unsecured Senior Notes	January 15, 2035	5.84%	5.75%	850,000
				$10,700,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [6]
Common Stock	158,175	158,175	$11,761,893
Common Operating Partnership Units	18,066	18,066	1,343,388
Total Equity		176,241	$13,105,281

Consolidated Debt (A)			$16,220,499
Add: BXP’s share of unconsolidated joint venture debt [7]			1,383,764
Less: Partners’ share of consolidated debt [8]			1,362,367
BXP’s Share of Debt [9] (B)			$16,241,896

Consolidated Market Capitalization (C)			$29,325,780
BXP’s Share of Market Capitalization [9] (D)			$29,347,177
Consolidated Debt/Consolidated Market Capitalization (A÷C)			55.31%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [9] (B÷D)			55.34%
_____________
1The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions and adjustments required to reflect loans and swaps at their fair values upon consolidation.

Q4 2024
Capital structure (continued)
2The stated interest rate includes the effects of hedging transactions.
3On December 20, 2024 the Company exercised an extension option for a term of four years and a fixed interest rate of 5.0% per annum beginning January 5, 2025. The loan has a one-year extension option remaining, subject to certain conditions.
4All unsecured senior notes are rated BBB (negative), and Baa2 (stable) by S&P and Moody’s, respectively.
5On January 15, 2025, the Company repaid $850.0 million in aggregate principal amount of its 3.200% unsecured senior notes.
6Values are based on the December 31, 2024 closing price of $74.36 per share of BXP common stock.
7Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 36.
8Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 34.
9See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.

Q4 2024
Debt analysis [1]
as of December 31, 2024
(dollars in thousands)

2025 [2]	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035

UNSECURED CREDIT FACILITY - MATURES JUNE 15, 2026

	Facility	Outstanding at December 31, 2024	Remaining Capacity at December 31, 2024
Unsecured Line of Credit	$2,000,000	$—	$2,000,000
Less:
Unsecured Commercial Paper [3]			500,000
Letters of Credit			5,393
Total Remaining Capacity			$1,494,607

UNSECURED TERM LOANS

	Maturity Date	Facility	Outstanding Principal
2023 Unsecured Term Loan	May 16, 2025	$700,000	$700,000
2024 Unsecured Term Loan [4]	September 26, 2025	$100,000	100,000
			$800,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Unsecured Debt [2]	73.63%	4.11%	4.23%	4.4
Secured Debt	26.37%	3.68%	4.17%	3.8
Consolidated Debt [2]	100.00%	4.00%	4.21%	4.3

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Floating Rate Debt [3]	7.39%	5.34%	5.47%	0.2
Fixed Rate Debt [2,4,6]	92.61%	3.89%	4.11%	4.6
Consolidated Debt [2]	100.00%	4.00%	4.21%	4.3
_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 36.
2Includes $850.0 million of unsecured senior notes that was due on January 15, 2025 and repaid upon maturity.
3The $500.0 million unsecured commercial paper program is backstopped by available capacity under the unsecured line of credit. As such, the Company intends to maintain, at a minimum, availability under its unsecured line of credit in an amount equal to the amount of commercial paper notes outstanding. The term of the notes issued under the unsecured commercial paper program vary but may not exceed one year from the date of issuance. The commercial paper notes are included in the Company’s floating rate debt statistics. The weighted average interest rate of the commercial paper notes outstanding at December 31, 2024 was approximately 4.79% per annum and have a weighted-average maturity of 38 days from the date of issuance.
4The $100.0 million 2024 Unsecured Term Loan is subject to an interest rate swap contract that effectively fix Daily Simple SOFR, the reference rate for the 2024 Unsecured Term Loan, at a fixed rate of 2.688% for the period ending on April 1, 2025. The $100.0 million unsecured term loan has three one-year extension options (subject to customary conditions).
5The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions and adjustments required to reflect loans and swaps at their fair values upon consolidation.
6The Fixed Rate Debt includes the effects of hedging transactions.

Q4 2024
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of December 31, 2024 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	48.7%	45.6%
Secured Debt/Total Assets	Less than 50%	16.0%	15.0%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.94	2.94
Unencumbered Assets/ Unsecured Debt	Greater than 150%	227.6%	245.8%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q4 2024
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	31-Dec-24	30-Sep-24
Net income (loss) attributable to BXP, Inc.	$(230,019)	$83,628
Add:
Noncontrolling interest - common units of the Operating Partnership	(25,031)	9,587
Noncontrolling interest in property partnerships	17,233	15,237
Net income (loss)	(237,817)	108,452
Add:
Interest expense	170,390	163,194
Depreciation and amortization expense	226,043	222,890
Less:
Gains on sales of real estate	85	517
Loss from unconsolidated joint ventures [2]	(349,553)	(7,011)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [3]	31,733	33,081
EBITDAre [1]	539,817	534,111
Less:
Partners’ share of EBITDAre from consolidated joint ventures [4]	49,142	46,099
BXP’s Share of EBITDAre [1] (A)	490,675	488,012
Add:
Stock-based compensation expense	4,059	4,031
BXP’s Share of straight-line ground rent expense adjustment [1]	868	679
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	4,039	5,070
Less:
BXP’s Share of straight-line rent [1]	20,607	25,433
BXP’s Share of fair value lease revenue [1]	2,320	2,294
BXP’s Share of amortization and accretion related to sales type lease [1]	281	278
BXP’s Share of EBITDAre – cash [1]	$476,433	$469,787

BXP’s Share of EBITDAre (Annualized) [5] (A x 4)	$1,962,700	$1,952,048

Reconciliation of BXP’s Share of Net Debt 1

	31-Dec-24	30-Sep-24
Consolidated debt	$16,220,499	$16,215,246
Less:
Cash and cash equivalents	1,254,882	1,420,475
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	14,965,617	14,794,771
Add:
BXP’s share of unconsolidated joint venture debt [3]	1,383,764	1,382,412
Partners’ share of cash and cash equivalents from consolidated joint ventures	162,171	140,176
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	112,711	103,576
Partners’ share of consolidated joint venture debt [4]	1,362,367	1,361,869
BXP’s share of related party note receivables	30,500	30,500
BXP’s Share of Net Debt [1] (B)	$15,005,974	$14,821,414

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.65	7.59
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For the three months ended December 31, 2024, includes impairment charges totaling approximately $341.3 million related to the Company’s investments in three unconsolidated joint ventures.
3For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended December 31, 2024, see pages 36 and 65.
4For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended December 31, 2024, see pages 34 and 63.
5BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q4 2024
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	31-Dec-24	30-Sep-24
BXP’s Share of interest expense [1]	$177,237	$170,524
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,812	1,949
BXP’s share of fair value interest adjustment [1]	4,748	4,723
BXP’s Share of amortization of financing costs [1]	4,968	4,760
Adjusted interest expense excluding capitalized interest (A)	165,709	159,092
Add:
BXP’s Share of capitalized interest [1]	13,169	14,897
Adjusted interest expense including capitalized interest (B)	$178,878	$173,989

BXP’s Share of EBITDAre – cash [1,2] (C)	$476,433	$469,787

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	2.88	2.95
Interest Coverage Ratio (including capitalized interest) (C÷B)	2.66	2.70

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	31-Dec-24	30-Sep-24
BXP’s Share of interest expense [1]	$177,237	$170,524
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,812	1,949
BXP’s share of fair value interest adjustment [1]	4,748	4,723
BXP’s Share of amortization of financing costs [1]	4,968	4,760
Add:
BXP’s Share of capitalized interest [1]	13,169	14,897
BXP’s Share of maintenance capital expenditures [1]	23,848	18,220
Hotel improvements, equipment upgrades and replacements	587	308
Total Fixed Charges (A)	$203,313	$192,517

BXP’s Share of EBITDAre – cash [1,2] (B)	$476,433	$469,787
Fixed Charge Coverage Ratio (B÷A)	2.34	2.44

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For a quantitative reconciliation of BXP’s Share of EBITDAre – cash, see page 32.

Q4 2024
Consolidated joint ventures
d
as of December 31, 2024
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	767 Fifth Avenue			Total Consolidated
ASSETS	(The GM Building) [1]		Norges Joint Ventures [1,2]	Joint Ventures

Real estate, net	$3,169,757		$3,192,554	$6,362,311
Cash and cash equivalents	123,479		250,619	374,098
Other assets	313,175		449,365	762,540
Total assets	$3,606,411		$3,892,538	$7,498,949

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,291,484		$990,529	$3,282,013
Other liabilities	94,743		339,614	434,357
Total liabilities	2,386,227		1,330,143	3,716,370
Equity:
BXP, Inc.	733,657		1,115,272	1,848,929
Noncontrolling interests	486,527		1,447,123	1,933,650	[3]
Total equity	1,220,184		2,562,395	3,782,579
Total liabilities and equity	$3,606,411		$3,892,538	$7,498,949

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [4]	$49,392		$112,779	$162,171

Partners’ share of consolidated debt [4]	$916,629	[5]	$445,738	$1,362,367

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Norges Joint Ventures include 7 Times Square (formerly Times Square Tower), 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street.
3Amount excludes preferred shareholders’ capital.
4Amounts represent the partners’ share based on their respective ownership percentages.
5Amount adjusted for basis differentials.

Q4 2024
Consolidated joint ventures (continued)
for the three months ended December 31, 2024
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$76,791	$116,400	$193,191
Straight-line rent	5,353	(7,045)	(1,692)
Fair value lease revenue	(27)	—	(27)
Termination income	—	25	25
Total lease revenue	82,117	109,380	191,497
Parking and other	58	1,828	1,886
Total rental revenue [3]	82,175	111,208	193,383
Expenses
Operating	33,830	43,321	77,151
Net Operating Income (NOI)	48,345	67,887	116,232

Other income (expense)
Development and management services revenue	—	(1,318)	(1,318)
Losses from investments in securities	—	(20)	(20)
Interest and other income	1,272	2,424	3,696
Interest expense	(21,395)	(7,666)	(29,061)
Depreciation and amortization expense	(17,494)	(27,194)	(44,688)
General and administrative expense	(15)	(139)	(154)
Total other income (expense)	(37,632)	(33,913)	(71,545)
Net income	$10,713	$33,974	$44,687

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Net income	$10,713	$33,974	$44,687
Add: Depreciation and amortization expense	17,494	27,194	44,688
Entity FFO	$28,207	$61,168	$89,375

Noncontrolling interest in property partnerships (Partners’ NCI) [4]	$3,253	$13,980	$17,233
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	7,347	12,558	19,905
Partners’ share FFO [4]	$10,600	$26,538	$37,138

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$7,460	$19,994	$27,454
Depreciation and amortization expense - BXP’s basis difference	58	395	453
BXP’s share of depreciation and amortization expense	10,089	14,241	24,330
BXP’s share of FFO	$17,607	$34,630	$52,237
_____________
1 Norges Joint Ventures include 7 Times Square (formerly Times Square Tower), 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q4 2024
Unconsolidated joint ventures [1]

as of December 31, 2024
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
100 Causeway Street	50.00%	$55,810	$166,592	September 5, 2025	6.03%	6.12%
The Hub on Causeway - Podium	50.00%	42,310	76,927	September 8, 2025	7.35%	7.75%
Hub50House	50.00%	42,493	91,991	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	14,271	—	—	—	—%
1265 Main Street	50.00%	3,476	16,753	January 1, 2032	3.77%	3.84%
Los Angeles
Colorado Center [3]	50.00%	65,000	274,768	August 9, 2027	3.56%	3.59%
Beach Cities Media Center	50.00%	27,051	—	—	—%	—%
New York
360 Park Avenue South [4,5]	71.11%	74,592	155,151	December 13, 2027	6.90%	7.21%
Dock 72	50.00%	(9,889)	98,938	December 18, 2025	6.84%	7.12%
200 Fifth Avenue	26.69%	70,673	152,686	November 24, 2028	4.34%	5.60%
3 Hudson Boulevard [6]	25.00%	112,771	20,000	August 7, 2024	12.53%	12.53%
San Francisco
Platform 16	55.00%	56,265	—	—	—%	—%
Gateway Commons [3]	50.00%	272,000	—	—	—%	—%
751 Gateway	49.00%	99,701	—	—	—%	—%
Seattle
Safeco Plaza [3]	33.67%	—	83,984	September 1, 2026	4.82%	6.68%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	48,423	125,710	April 26, 2025	5.75%	5.90%
1001 6th Street	50.00%	45,903	—	—	—%	—%
13100 & 13150 Worldgate Drive	50.00%	18,225	—	—	—%	—%
Market Square North	50.00%	(11,924)	62,402	November 10, 2025	6.89%	7.07%
Wisconsin Place Parking Facility	33.33%	29,775	—	—	—%	—%
500 North Capitol Street, N.W. [7]	30.00%	(11,696)	31,289	June 5, 2026	6.83%	7.16%
Skymark - Reston Next Residential	20.00%	14,844	26,573	May 13, 2026	6.55%	6.87%
		1,060,074
Investments with deficit balances reflected within Other Liabilities		33,509
Investments in Unconsolidated Joint Ventures		$1,093,583
Mortgage/Construction Loans Payable, Net			$1,383,764

Q4 2024
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	53.43%	6.56%	6.94%	1.3
Fixed Rate Debt	46.57%	4.49%	4.87%	6.0
Total Debt	100.00%	5.60%	5.98%	3.5

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees, the effects of hedging transactions (if any) and adjustments required under Accounting Standards Codification 805 “Business Combinations” to reflect loans at their fair values (if any).
3Includes a non-cash impairment charge related to the Company’s investment in this unconsolidated joint venture, see page 38.
4The Company’s partner will fund required capital until their aggregate investment is approximately 29% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests. See page 15 for more information.
5On December 13, 2024, the loan maturity date was extended to December 13, 2027. The property entered into an interest rate cap agreement during Q4 2024 that capped SOFR at 5.00%.
6The Company has provided $80.0 million of mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets. As of December 31, 2024, the loan was in a maturity default and had an outstanding balance, including accrued and unpaid interest, and default interest, of approximately $120.0 million.
7The indebtedness consists of (x) a $70.0 million mortgage loan payable (Note A) which bears interest at a fixed rate of 6.23% per annum, and (y) a $35.0 million mortgage loan payable (Note B) which bears interest at a fixed rate of 8.03% per annum. The Company provided $10.5 million (or 30%) of the Note B mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets.

Q4 2024
Unconsolidated joint ventures (continued)
for the three months ended December 31, 2024
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$26,331	$18,264		$25,239		$18,132		$10,866	$21,247	$120,079
Straight-line rent	915	(964)		(529)		507		(2,323)	(437)	(2,831)
Fair value lease revenue	—	—		1,538		15		1,222	—	2,775
Termination income	43	—		1,871		—		—	—	1,914
Amortization and accretion related to sales type lease	55	—		—		—		—	—	55
Total lease revenue	27,344	17,300		28,119		18,654		9,765	20,810	121,992
Parking and other	478	1,809		(122)		322		615	783	3,885
Total rental revenue [3]	27,822	19,109		27,997		18,976		10,380	21,593	125,877
Expenses
Operating	10,322	7,402		16,258		9,379		4,239	8,023	55,623
Net operating income/(loss)	17,500	11,707		11,739		9,597		6,141	13,570	70,254

Other income/(expense)
Development and management services revenue	—	—		494		1		—	13	508
Interest and other income (loss)	389	1,006		222		(6)		160	541	2,312
Interest expense	(10,656)	(5,052)		(15,080)		—		(4,177)	(9,923)	(44,888)
Unrealized gain/loss on derivative instruments	—	—		13,782	[4]	—		—	—	13,782
Transaction costs	(8)	—		(305)		—		(2)	(80)	(395)
Depreciation and amortization expense	(8,413)	(5,345)		(9,794)		(7,171)		(5,675)	(5,457)	(41,855)
General and administrative expense	—	—		(69)		(4)		—	—	(73)
Total other income/(expense)	(18,688)	(9,391)		(10,750)		(7,180)		(9,694)	(14,906)	(70,609)
Net income/(loss)	$(1,188)	$2,316		$989		$2,417		$(3,553)	$(1,336)	$(355)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$(594)	$1,154		$(2,567)		$1,090		$(1,193)	$303	$(1,807)
Basis differential
Straight-line rent	$—	$91	[5]	$226	[5]	$7	[5]	$—	$—	$324
Fair value lease revenue	—	305	[5]	117	[5]	(219)	[5]	—	—	203
Fair value interest adjustment	—	—		(499)		—		—	—	(499)
Amortization of financing costs	—	—		114		—		—	—	114
Unrealized gain/loss on derivative instruments	—	—		(3,678)	[4]	—		—	—	(3,678)
Depreciation and amortization expense	(8)	(1,112)	[5]	(1,412)	[5]	(547)	[5]	320	(113)	(2,872)
Impairment loss on investment [7]	—	(168,391)		—		(126,163)		(46,784)	—	(341,338)
Total basis differential [6]	(8)	(169,107)	[5]	(5,132)	[5]	(126,922)	[5]	(46,464)	(113)	(347,746)
Income/(loss) from unconsolidated joint ventures	(602)	(167,953)		(7,699)		(125,832)		(47,657)	190	(349,553)
Add:
BXP’s share of depreciation and amortization expense	4,215	3,784		5,196		4,121		1,591	2,190	21,097
Impairment loss on investment [7]	—	168,391		—		126,163		46,784	—	341,338
BXP’s share of FFO	$3,613	$4,222		$(2,503)		$4,452		$718	$2,380	$12,882
_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 22-25.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4 The previous owner of 200 Fifth Avenue had not elected hedge accounting. Upon the Company acquiring an ownership interest in the property, it elected hedge accounting and any changes in value is recognized as a basis differential to the Company.
5 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
6 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.
7Represents the other-than-temporary decline in the fair values below the carrying values of certain of the Company’s investments in unconsolidated joint ventures.

Q4 2024
Lease expirations - All in-service properties[1,2,3]

as of December 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2024	390,623	386,245	23,251,856	60.20	23,251,856	60.20	0.96%	[4,5]
2025	2,931,432	2,488,207	175,590,273	70.57	176,506,866	70.94	6.20%
2026	1,747,611	1,533,474	117,511,290	76.63	120,550,301	78.61	3.82%
2027	2,081,237	2,017,947	151,953,234	75.30	155,673,125	77.14	5.03%
2028	3,469,402	2,697,464	232,820,891	86.31	247,527,904	91.76	6.72%
2029	3,585,386	3,086,233	231,276,910	74.94	250,046,162	81.02	7.69%
2030	2,567,019	2,449,474	191,435,198	78.15	209,086,830	85.36	6.11%
2031	2,138,499	1,978,759	172,437,860	87.14	187,814,765	94.92	4.93%
2032	2,784,399	2,508,042	191,931,310	76.53	229,694,675	91.58	6.25%
2033	2,545,290	2,399,106	188,631,461	78.63	221,677,210	92.40	5.98%
Thereafter	16,013,613	12,811,239	1,049,725,455	81.94	1,273,768,520	99.43	31.93%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2024	224	224	172,360	769.46	172,360	769.46	0.01%	[4]
2025	77,427	77,112	5,509,776	71.45	5,515,571	71.53	3.20%
2026	116,565	100,088	19,036,684	190.20	19,632,004	196.15	4.16%
2027	114,621	104,205	9,801,630	94.06	10,026,602	96.22	4.33%
2028	100,827	99,050	11,132,039	112.39	11,489,817	116.00	4.12%
2029	148,737	142,737	15,560,602	109.02	17,146,252	120.12	5.93%
2030	168,776	133,476	12,584,612	94.28	13,670,918	102.42	5.55%
2031	95,214	85,544	10,108,245	118.16	11,349,986	132.68	3.56%
2032	101,253	99,544	7,517,624	75.52	8,634,610	86.74	4.14%
2033	472,047	438,644	31,133,231	70.98	36,306,364	82.77	18.23%
Thereafter	788,330	601,766	73,200,820	121.64	75,878,942	126.09	25.01%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2024	390,847	386,469	23,424,216	60.61	23,424,216	60.61	0.91%	[4,5]
2025	3,008,859	2,565,319	181,100,049	70.60	182,022,437	70.96	6.03%
2026	1,864,176	1,633,562	136,547,974	83.59	140,182,305	85.81	3.84%
2027	2,195,858	2,122,152	161,754,864	76.22	165,699,727	78.08	4.99%
2028	3,570,229	2,796,514	243,952,930	87.23	259,017,721	92.62	6.58%
2029	3,734,123	3,228,970	246,837,512	76.44	267,192,414	82.75	7.59%
2030	2,735,795	2,582,950	204,019,810	78.99	222,757,748	86.24	6.07%
2031	2,233,713	2,064,303	182,546,105	88.43	199,164,751	96.48	4.85%
2032	2,885,652	2,607,586	199,448,934	76.49	238,329,285	91.40	6.13%
2033	3,017,337	2,837,750	219,764,692	77.44	257,983,574	90.91	6.67%
Thereafter	16,801,943	13,413,005	1,122,926,275	83.72	1,349,647,462	100.62	31.54%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Includes 261,046 square feet related to Reston Corporate Center which was taken out of service on January 1, 2025.

Q4 2024
Lease expirations - Boston region in-service properties [1,2,3]
as of December 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	23,351	22,237	1,108,441	49.85	1,108,441	49.85	[4]
2025	977,867	945,031	54,989,087	58.19	55,142,114	58.35
2026	289,825	271,747	19,619,840	72.20	19,933,120	73.35
2027	609,787	601,987	44,991,867	74.74	46,731,705	77.63
2028	979,191	961,790	89,273,451	92.82	94,195,595	97.94
2029	1,278,132	1,144,646	74,652,019	65.22	81,785,409	71.45
2030	1,068,489	1,050,274	72,715,824	69.24	78,683,022	74.92
2031	620,194	553,357	37,381,999	67.55	40,510,208	73.21
2032	1,042,619	1,042,619	84,967,387	81.49	105,442,954	101.13
2033	377,297	366,546	24,122,708	65.81	27,737,732	75.67
Thereafter	5,848,581	4,798,144	405,117,007	84.43	498,813,458	103.96

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	224	224	172,360	769.46	172,360	769.46	[4]
2025	52,050	51,735	3,636,422	70.29	3,636,422	70.29
2026	26,632	26,632	5,624,791	211.20	5,707,426	214.31
2027	49,813	43,499	6,195,847	142.44	6,282,482	144.43
2028	46,655	46,655	7,026,475	150.60	7,239,051	155.16
2029	64,281	62,931	8,629,755	137.13	8,866,711	140.90
2030	101,802	66,502	6,292,807	94.63	6,762,681	101.69
2031	4,266	4,266	578,521	135.61	631,487	148.03
2032	65,011	64,420	4,985,896	77.40	5,652,341	87.74
2033	284,391	250,988	21,236,283	84.61	24,450,011	97.42
Thereafter	338,271	295,461	21,420,863	72.50	23,609,099	79.91

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	23,575	22,461	1,280,801	57.02	1,280,801	57.02	[4]
2025	1,029,917	996,766	58,625,509	58.82	58,778,536	58.97
2026	316,457	298,379	25,244,631	84.61	25,640,546	85.93
2027	659,600	645,486	51,187,714	79.30	53,014,187	82.13
2028	1,025,846	1,008,445	96,299,926	95.49	101,434,646	100.59
2029	1,342,413	1,207,577	83,281,774	68.97	90,652,120	75.07
2030	1,170,291	1,116,776	79,008,631	70.75	85,445,703	76.51
2031	624,460	557,623	37,960,520	68.08	41,141,695	73.78
2032	1,107,630	1,107,039	89,953,283	81.26	111,095,295	100.35
2033	661,688	617,534	45,358,991	73.45	52,187,743	84.51
Thereafter	6,186,852	5,093,605	426,537,870	83.74	522,422,557	102.56
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2024
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of December 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	23,351	22,237	1,108,441	49.85	1,108,441	49.85	[4]
Total 2024	23,351	22,237	1,108,441	49.85	1,108,441	49.85

Q1 2025	71,954	70,013	3,780,624	54.00	3,780,624	54.00
Q2 2025	608,415	596,664	33,424,423	56.02	33,425,026	56.02
Q3 2025	81,187	81,187	4,297,965	52.94	4,375,193	53.89
Q4 2025	216,311	197,167	13,486,075	68.40	13,561,271	68.78
Total 2025	977,867	945,031	54,989,087	58.19	55,142,114	58.35

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	224	224	172,360	769.46	172,360	769.46	[4]
Total 2024	224	224	172,360	769.46	172,360	769.46

Q1 2025	21,332	21,017	993,467	47.27	993,467	47.27
Q2 2025	25,350	25,350	1,820,173	71.80	1,820,173	71.80
Q3 2025	5,047	5,047	802,064	158.92	802,064	158.92
Q4 2025	321	321	20,718	64.54	20,718	64.54
Total 2025	52,050	51,735	3,636,422	70.29	3,636,422	70.29

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	23,575	22,461	1,280,801	57.02	1,280,801	57.02	[4]
Total 2024	23,575	22,461	1,280,801	57.02	1,280,801	57.02

Q1 2025	93,286	91,030	4,774,091	52.45	4,774,091	52.45
Q2 2025	633,765	622,014	35,244,596	56.66	35,245,199	56.66
Q3 2025	86,234	86,234	5,100,029	59.14	5,177,257	60.04
Q4 2025	216,632	197,488	13,506,793	68.39	13,581,989	68.77
Total 2025	1,029,917	996,766	58,625,509	58.82	58,778,536	58.97
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2024
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of December 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	236,990	236,990	16,418,523	69.28	16,821,189	70.98
2026	4,573	4,573	324,833	71.03	342,108	74.81
2027	29,618	29,618	1,893,725	63.94	2,061,519	69.60
2028	249,093	151,296	12,611,088	83.35	13,928,457	92.06
2029	415,771	240,815	17,038,464	70.75	19,139,431	79.48
2030	19,977	19,977	1,234,579	61.80	1,431,215	71.64
2031	7,311	7,311	478,139	65.40	587,755	80.39
2032	237,933	118,967	10,135,567	85.20	12,581,803	105.76
2033	186,894	93,447	6,267,128	67.07	10,968,762	117.38
Thereafter	494,641	494,641	37,191,251	75.19	45,700,441	92.39

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	—	—	—	—	—	—
2026	19,188	9,594	135,600	14.13	135,600	14.13
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	38,118	2,255,700	59.18	2,490,720	65.34
2030	11,364	11,364	2,012,063	177.06	2,141,761	188.47
2031	—	—	—	—	—	—
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
Thereafter	25,820	15,824	916,880	57.94	883,759	55.85

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	236,990	236,990	16,418,523	69.28	16,821,189	70.98
2026	23,761	14,167	460,433	32.50	477,708	33.72
2027	29,618	29,618	1,893,725	63.94	2,061,519	69.60
2028	249,093	151,296	12,611,088	83.35	13,928,457	92.06
2029	453,889	278,933	19,294,164	69.17	21,630,151	77.55
2030	31,341	31,341	3,246,642	103.59	3,572,976	114.00
2031	7,311	7,311	478,139	65.40	587,755	80.39
2032	237,933	118,967	10,135,567	85.20	12,581,803	105.76
2033	186,894	93,447	6,267,128	67.07	10,968,762	117.38
Thereafter	520,461	510,465	38,108,131	74.65	46,584,200	91.26
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q4 2024
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of December 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	63,791	63,791	3,552,300	55.69	3,552,300	55.69
Q2 2025	7,421	7,421	73,946	9.96	73,946	9.96
Q3 2025	—	—	—	—	—	—
Q4 2025	165,778	165,778	12,792,277	77.17	13,194,943	79.59
Total 2025	236,990	236,990	16,418,523	69.28	16,821,189	70.98

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	—	—	—	—	—	—
Total 2025	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	63,791	63,791	3,552,300	55.69	3,552,300	55.69
Q2 2025	7,421	7,421	73,946	9.96	73,946	9.96
Q3 2025	—	—	—	—	—	—
Q4 2025	165,778	165,778	12,792,277	77.17	13,194,943	79.59
Total 2025	236,990	236,990	16,418,523	69.28	16,821,189	70.98
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q4 2024
Lease expirations - New York region in-service properties [1,2,3]
as of December 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	825,620	518,660	45,730,038	88.17	45,665,682	88.05
2026	453,716	413,687	25,003,577	60.44	26,229,920	63.41
2027	410,755	370,856	24,577,467	66.27	22,477,395	60.61
2028	635,565	441,142	41,011,091	92.97	42,175,058	95.60
2029	925,223	841,724	74,962,393	89.06	77,973,180	92.64
2030	843,302	778,175	71,341,887	91.68	76,528,347	98.34
2031	370,727	319,093	23,491,945	73.62	24,888,356	78.00
2032	258,101	167,888	12,254,061	72.99	12,723,746	75.79
2033	347,701	311,439	34,460,472	110.65	37,497,152	120.40
Thereafter	5,445,574	3,817,935	369,297,659	96.73	425,671,081	111.49

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	4,894	4,894	510,000	104.21	510,000	104.21
2026	24,539	21,918	10,896,293	497.13	11,362,079	518.39
2027	—	—	—	—	—	—
2028	2,424	647	201,123	310.87	210,828	325.87
2029	9,577	5,671	1,763,102	310.90	1,955,286	344.78
2030	1,023	1,023	309,000	302.05	368,962	360.67
2031	20,784	14,468	4,994,959	345.25	5,660,508	391.25
2032	12,182	11,064	1,016,366	91.86	1,238,857	111.97
2033	19,279	19,279	4,237,621	219.81	4,798,230	248.88
Thereafter	293,964	163,327	43,158,959	264.25	42,331,076	259.18

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	830,514	523,554	46,240,038	88.32	46,175,682	88.20
2026	478,255	435,605	35,899,870	82.41	37,591,999	86.30
2027	410,755	370,856	24,577,467	66.27	22,477,395	60.61
2028	637,989	441,789	41,212,214	93.28	42,385,886	95.94
2029	934,800	847,395	76,725,495	90.54	79,928,466	94.32
2030	844,325	779,198	71,650,887	91.95	76,897,309	98.69
2031	391,511	333,561	28,486,904	85.40	30,548,864	91.58
2032	270,283	178,952	13,270,427	74.16	13,962,603	78.02
2033	366,980	330,718	38,698,093	117.01	42,295,382	127.89
Thereafter	5,739,538	3,981,262	412,456,618	103.60	468,002,157	117.55
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q4 2024
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of December 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	416,775	144,296	14,648,429	101.52	14,648,429	101.52
Q2 2025	148,196	123,997	11,407,331	92.00	11,510,876	92.83
Q3 2025	59,292	59,292	5,514,587	93.01	5,170,175	87.20
Q4 2025	201,357	191,075	14,159,692	74.11	14,336,202	75.03
Total 2025	825,620	518,660	45,730,038	88.17	45,665,682	88.05

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	715	715	30,000	41.96	30,000	41.96
Q2 2025	—	—	—	—	—	—
Q3 2025	4,179	4,179	480,000	114.86	480,000	114.86
Q4 2025	—	—	—	—	—	—
Total 2025	4,894	4,894	510,000	104.21	510,000	104.21

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	417,490	145,011	14,678,429	101.22	14,678,429	101.22
Q2 2025	148,196	123,997	11,407,331	92.00	11,510,876	92.83
Q3 2025	63,471	63,471	5,994,587	94.45	5,650,175	89.02
Q4 2025	201,357	191,075	14,159,692	74.11	14,336,202	75.03
Total 2025	830,514	523,554	46,240,038	88.32	46,175,682	88.20
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q4 2024
Lease expirations - San Francisco region in-service properties [1,2,3]
as of December 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	106,226	102,962	9,289,711	90.23	9,289,711	90.23	[4]
2025	554,677	516,095	41,359,901	80.14	41,643,233	80.69
2026	610,493	519,401	51,553,165	99.26	52,403,661	100.89
2027	566,171	555,207	54,550,973	98.25	57,014,807	102.69
2028	661,135	631,100	57,353,967	90.88	61,624,331	97.65
2029	479,179	418,976	39,198,377	93.56	43,712,803	104.33
2030	423,074	411,461	34,868,009	84.74	39,796,178	96.72
2031	943,366	916,660	99,723,783	108.79	109,116,748	119.04
2032	347,782	314,764	25,234,017	80.17	30,643,340	97.35
2033	650,156	650,156	68,189,615	104.88	77,450,865	119.13
Thereafter	584,842	467,240	42,101,949	90.11	57,335,309	122.71

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	5,799	5,799	364,015	62.77	364,506	62.86
2026	10,259	10,259	765,264	74.59	806,938	78.66
2027	11,002	11,002	417,729	37.97	454,883	41.35
2028	19,286	19,286	1,395,794	72.37	1,457,191	75.56
2029	3,403	3,403	319,849	93.99	348,627	102.45
2030	18,656	18,656	1,544,081	82.77	1,765,171	94.62
2031	30,155	26,801	1,688,642	63.01	1,915,101	71.46
2032	6,357	6,357	437,197	68.77	490,576	77.17
2033	21,063	21,063	2,038,164	96.77	2,251,047	106.87
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	106,226	102,962	9,289,711	$90.22	9,289,711	90.22	[4]
2025	560,476	521,894	41,723,916	79.95	42,007,739	80.49
2026	620,752	529,660	52,318,429	98.78	53,210,599	100.46
2027	577,173	566,209	54,968,702	97.08	57,469,690	101.50
2028	680,421	650,386	58,749,761	90.33	63,081,522	96.99
2029	482,582	422,379	39,518,226	93.56	44,061,430	104.32
2030	441,730	430,117	36,412,090	84.66	41,561,349	96.63
2031	973,521	943,461	101,412,425	107.49	111,031,849	117.69
2032	354,139	321,121	25,671,214	79.94	31,133,916	96.95
2033	671,219	671,219	70,227,779	104.63	79,701,912	118.74
Thereafter	584,842	467,240	42,101,949	90.11	57,335,309	122.71
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2024
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of December 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	106,226	102,962	9,289,711	90.23	9,289,711	90.23	[4]
Total 2024	106,226	102,962	9,289,711	90.23	9,289,711	90.23

Q1 2025	70,606	67,815	5,660,575	83.47	5,660,575	83.47
Q2 2025	115,341	101,786	8,784,458	86.30	8,799,789	86.45
Q3 2025	269,442	256,115	18,584,973	72.57	18,726,707	73.12
Q4 2025	99,288	90,381	8,329,895	92.16	8,456,163	93.56
Total 2025	554,677	516,095	41,359,901	80.14	41,643,233	80.69

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	1	1	21,920	21,920.16	21,920	21,920.16
Q2 2025	1,821	1,821	30,000	16.47	30,000	16.47
Q3 2025	3,557	3,557	293,292	82.45	293,292	82.45
Q4 2025	420	420	18,803	44.77	19,294	45.94
Total 2025	5,799	5,799	364,015	62.77	364,506	62.86

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	106,226	102,962	9,289,711	90.22	9,289,711	90.22	[4]
Total 2024	106,226	102,962	9,289,711	90.22	9,289,711	90.22

Q1 2025	70,607	67,816	5,682,495	83.79	5,682,495	83.79
Q2 2025	117,162	103,607	8,814,458	85.08	8,829,789	85.22
Q3 2025	272,999	259,672	18,878,265	72.70	19,019,999	73.25
Q4 2025	99,708	90,801	8,348,698	91.95	8,475,457	93.34
Total 2025	560,476	521,894	41,723,916	79.95	42,007,739	80.49
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2024
Lease expirations - Seattle region in-service properties [1,2,3]
as of December 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	134,144	80,467	4,942,672	61.42	4,961,755	61.66
2026	66,610	65,742	4,023,440	61.20	4,161,600	63.30
2027	77,785	74,224	4,448,651	59.94	4,635,712	62.46
2028	592,670	293,733	16,728,155	56.95	17,688,475	60.22
2029	209,607	189,549	10,440,598	55.08	10,825,671	57.11
2030	33,054	33,054	2,047,766	61.95	2,257,566	68.30
2031	4,742	1,597	91,717	57.44	106,150	66.48
2032	64,737	51,388	3,864,087	75.19	4,559,063	88.72
2033	—	—	—	—	—	—
Thereafter	40,529	13,646	962,285	70.52	1,208,814	88.58
RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	—	—	—	—	—	—
2026	3,686	1,241	95,390	76.86	95,390	76.86
2027	—	—	—	—	—	—
2028	945	945	52,787	55.86	57,229	60.56
2029	1,121	377	7,306	19.36	7,306	19.36
2030	—	—	—	—	—	—
2031	3,048	3,048	194,836	63.92	223,274	73.25
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	134,144	80,467	4,942,672	61.42	4,961,755	61.66
2026	70,296	66,983	4,118,830	61.49	4,256,990	63.55
2027	77,785	74,224	4,448,651	59.94	4,635,712	62.46
2028	593,615	294,678	16,780,942	56.95	17,745,704	60.22
2029	210,728	189,926	10,447,904	55.01	10,832,977	57.04
2030	33,054	33,054	2,047,766	61.95	2,257,566	68.30
2031	7,790	4,645	286,553	61.69	329,424	70.92
2032	64,737	51,388	3,864,087	75.19	4,559,063	88.72
2033	—	—	—	—	—	—
Thereafter	40,529	13,646	962,285	70.52	1,208,814	88.58
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q4 2024
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of December 31, 2024

OFFICE

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	—	—	—	—	—	—
Q2 2025	19,854	6,685	330,395	49.42	330,395	49.42
Q3 2025	—	—	—	—	—	—
Q4 2025	114,290	73,782	4,612,277	62.51	4,631,360	62.77
Total 2025	134,144	80,467	4,942,672	61.42	4,961,755	61.66

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	—	—	—	—	—	—
Total 2025	—	—	—	—	—	—

TOTAL PROPERTY TYPES

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	—	—	—	—	—	—
Q2 2025	19,854	6,685	330,395	49.42	330,395	49.42
Q3 2025	—	—	—	—	—	—
Q4 2025	114,290	73,782	4,612,277	62.51	4,631,360	62.77
Total 2025	134,144	80,467	4,942,672	61.42	4,961,755	61.66
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q4 2024
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of December 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	261,046	261,046	12,853,704	49.24	12,853,704	49.24	[4,5]
2025	202,134	190,964	12,150,052	63.62	12,272,893	64.27
2026	322,394	258,324	16,986,435	65.76	17,479,892	67.67
2027	387,121	386,055	21,490,551	55.67	22,751,987	58.93
2028	351,748	218,403	15,843,139	72.54	17,915,988	82.03
2029	277,474	250,523	14,985,059	59.82	16,609,668	66.30
2030	179,123	156,533	9,227,133	58.95	10,390,502	66.38
2031	192,159	180,741	11,270,277	62.36	12,605,548	69.74
2032	833,227	812,416	55,476,191	68.29	63,743,769	78.46
2033	983,242	977,518	55,591,538	56.87	68,022,699	69.59
Thereafter	3,599,446	3,219,633	195,055,304	60.58	245,039,417	76.11

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	14,684	14,684	999,339	68.06	1,004,643	68.42
2026	32,261	30,444	1,519,346	49.91	1,524,571	50.08
2027	53,806	49,704	3,188,054	64.14	3,289,237	66.18
2028	31,517	31,517	2,455,860	77.92	2,525,518	80.13
2029	32,237	32,237	2,584,890	80.18	3,477,602	107.88
2030	35,931	35,931	2,426,661	67.54	2,632,343	73.26
2031	36,961	36,961	2,651,287	71.73	2,919,616	78.99
2032	17,703	17,703	1,078,165	60.90	1,252,836	70.77
2033	147,314	147,314	3,621,163	24.58	4,807,076	32.63
Thereafter	130,275	127,154	7,704,118	60.59	9,055,008	71.21

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	261,046	261,046	12,853,704	49.24	12,853,704	49.24	[4,5]
2025	216,818	205,648	13,149,391	63.94	13,277,536	64.56
2026	354,655	288,768	18,505,781	64.09	19,004,463	65.81
2027	440,927	435,759	24,678,605	56.63	26,041,224	59.76
2028	383,265	249,920	18,298,999	73.22	20,441,506	81.79
2029	309,711	282,760	17,569,949	62.14	20,087,270	71.04
2030	215,054	192,464	11,653,794	60.55	13,022,845	67.66
2031	229,120	217,702	13,921,564	63.95	15,525,164	71.31
2032	850,930	830,119	56,554,356	68.13	64,996,605	78.30
2033	1,130,556	1,124,832	59,212,701	52.64	72,829,775	64.75
Thereafter	3,729,721	3,346,787	202,759,422	60.58	254,094,425	75.92
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Includes 261,046 square feet related to Reston Corporate Center which was taken out of service on January 1, 2025.

Q4 2024
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of December 31, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	261,046	261,046	12,853,704	49.24	12,853,704	49.24	[4,5]
Total 2024	261,046	261,046	12,853,704	49.24	12,853,704	49.24

Q1 2025	37,719	34,954	2,251,006	64.40	2,251,006	64.40
Q2 2025	76,493	73,035	4,296,438	58.83	4,307,133	58.97
Q3 2025	73,414	71,264	4,941,542	69.34	5,037,399	70.69
Q4 2025	14,508	11,712	661,066	56.45	677,354	57.84
Total 2025	202,134	190,964	12,150,052	63.62	12,272,893	64.27

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	—	—	—	—	—	—
Q2 2025	12,690	12,690	779,148	61.40	779,148	61.40
Q3 2025	—	—	—	—	—	—
Q4 2025	1,994	1,994	220,190	110.43	225,495	113.09
Total 2025	14,684	14,684	999,339	68.06	1,004,643	68.42

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	261,046	261,046	12,853,704	49.24	12,853,704	49.24	[4,5]
Total 2024	261,046	261,046	12,853,704	49.24	12,853,704	49.24

Q1 2025	37,719	34,954	2,251,006	64.40	2,251,006	64.40
Q2 2025	89,183	85,725	5,075,586	59.21	5,086,281	59.33
Q3 2025	73,414	71,264	4,941,542	69.34	5,037,399	70.69
Q4 2025	16,502	13,706	881,256	64.30	902,849	65.87
Total 2025	216,818	205,648	13,149,391	63.94	13,277,536	64.56
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Includes 261,046 square feet related to Reston Corporate Center which was taken out of service on January 1, 2025.

Q4 2024
Lease expirations - CBD properties [1,2,3]
as of December 31, 2024

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	2,452	1,338	229,360	171.42	229,360	171.42	[4]
2025	282,120	248,969	18,834,968	75.65	18,885,492	75.85
2026	164,410	146,332	14,624,058	99.94	14,802,063	101.15
2027	439,486	425,371	38,017,747	89.38	39,391,622	92.61
2028	782,533	765,132	82,718,461	108.11	87,052,933	113.78
2029	828,029	693,193	57,566,197	83.04	61,843,005	89.21
2030	998,184	944,669	69,428,045	73.49	75,548,922	79.97
2031	52,535	46,039	3,876,066	84.19	4,312,820	93.68
2032	868,000	867,409	69,990,758	80.69	87,921,843	101.36
2033	430,141	385,987	31,181,095	80.78	35,789,820	92.72
Thereafter	5,681,963	4,588,716	393,828,527	85.83	483,139,323	105.29

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	236,990	236,990	16,418,523	69.28	16,821,189	70.98
2026	23,761	14,167	460,433	32.50	477,708	33.72
2027	29,618	29,618	1,893,725	63.94	2,061,519	69.60
2028	249,093	151,296	12,611,088	83.35	13,928,457	92.06
2029	453,889	278,933	19,294,164	69.17	21,630,151	77.55
2030	31,341	31,341	3,246,641	103.59	3,572,976	114.00
2031	7,311	7,311	478,139	65.4	587,755	80.39
2032	237,933	118,967	10,135,567	85.2	12,581,803	105.76
2033	186,894	93,447	6,267,128	67.07	10,968,762	117.38
Thereafter	520,461	510,465	38,108,130	74.65	46,584,200	91.26

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	673,763	366,803	40,007,028	109.07	39,938,883	108.88
2026	169,798	127,149	23,209,090	182.54	24,661,251	193.96
2027	199,050	159,151	16,512,122	103.75	14,200,192	89.22
2028	575,313	379,113	38,832,286	102.43	39,898,947	105.24
2029	737,810	650,405	69,691,693	107.15	72,464,806	111.41
2030	786,578	721,451	69,426,149	96.23	74,535,741	103.31
2031	229,746	171,796	21,858,433	127.24	23,603,701	137.39
2032	214,973	123,642	11,183,006	90.45	11,681,598	94.48
2033	347,549	311,287	37,953,228	121.92	41,472,793	133.23
Thereafter	5,471,831	3,713,555	402,052,560	108.27	456,158,649	122.84

Q4 2024
Lease expirations - CBD properties (continued) [1,2,3]
as of December 31, 2024

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	99,697	99,697	9,026,283	90.54	9,026,283	90.54	[4]
2025	223,635	223,635	20,025,376	89.54	20,107,885	89.91
2026	434,367	434,367	42,320,193	97.43	43,037,344	99.08
2027	448,981	448,981	46,138,081	102.76	48,346,615	107.68
2028	553,216	553,216	54,032,613	97.67	57,968,451	104.78
2029	322,311	322,311	34,240,693	106.23	38,102,736	118.22
2030	326,685	326,685	29,938,341	91.64	34,518,129	105.66
2031	913,399	913,399	99,765,419	109.22	109,095,817	119.44
2032	288,102	288,102	23,563,531	81.79	28,756,468	99.81
2033	671,219	671,219	70,227,779	104.63	79,701,912	118.74
Thereafter	354,250	354,250	31,536,734	89.02	43,389,688	122.48

Seattle, WA

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	134,144	80,467	4,942,672	61.42	4,961,755	61.66
2026	70,296	66,983	4,118,830	61.49	4,256,990	63.55
2027	77,785	74,224	4,448,651	59.94	4,635,712	62.46
2028	593,615	294,678	16,780,942	56.95	17,745,703	60.22
2029	210,728	189,926	10,447,904	55.01	10,832,977	57.04
2030	33,054	33,054	2,047,766	61.95	2,257,566	68.30
2031	7,790	4,645	286,552	61.70	329,424	70.93
2032	64,737	51,388	3,864,087	75.19	4,559,063	88.72
2033	—	—	—	—	—	—
Thereafter	40,529	13,646	962,285	70.52	1,208,814	88.58
Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	261,046	261,046	12,853,704	49.24	12,853,704	49.24	[4,5]
2025	186,767	175,597	11,893,356	67.73	11,999,518	68.34
2026	336,690	270,803	17,764,481	65.60	18,241,044	67.36
2027	425,351	420,183	23,855,682	56.77	25,208,782	59.99
2028	380,690	247,345	18,087,871	73.13	20,216,600	81.73
2029	307,058	280,107	17,466,838	62.36	19,970,946	71.30
2030	191,069	168,479	10,633,617	63.12	11,969,081	71.04
2031	226,850	215,432	13,795,320	64.04	15,388,932	71.43
2032	850,930	830,119	56,554,355	68.13	64,996,604	78.30
2033	1,058,812	1,053,088	57,426,463	54.53	71,025,097	67.44
Thereafter	3,721,259	3,338,325	202,431,972	60.64	253,687,110	75.99

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.
5Includes 261,046 square feet related to Reston Corporate Center which was taken out of service on January 1, 2025.

Q4 2024
Lease expirations - Suburban properties [1,2,3]
as of December 31, 2024

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	21,123	21,123	1,051,441	49.78	1,051,441	49.78	[4]
2025	747,797	747,797	39,790,540	53.21	39,893,043	53.35
2026	152,047	152,047	10,620,573	69.85	10,838,483	71.28
2027	220,114	220,114	13,169,967	59.83	13,622,566	61.89
2028	243,313	243,313	13,581,465	55.82	14,381,713	59.11
2029	514,384	514,384	25,715,577	49.99	28,809,116	56.01
2030	172,107	172,107	9,580,586	55.67	9,896,781	57.50
2031	571,925	511,585	34,084,454	66.63	36,828,875	71.99
2032	239,630	239,630	19,962,525	83.31	23,173,451	96.71
2033	231,547	231,547	14,177,896	61.23	16,397,923	70.82
Thereafter	504,889	504,889	32,709,343	64.79	39,283,234	77.81

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	156,751	156,751	6,233,011	39.76	6,236,798	39.79
2026	308,457	308,457	12,690,780	41.14	12,930,747	41.92
2027	211,705	211,705	8,065,345	38.10	8,277,203	39.10
2028	62,676	62,676	2,379,927	37.97	2,486,939	39.68
2029	196,990	196,990	7,033,803	35.71	7,463,660	37.89
2030	57,747	57,747	2,224,737	38.53	2,361,568	40.90
2031	161,765	161,765	6,628,471	40.98	6,945,163	42.93
2032	55,310	55,310	2,087,421	37.74	2,281,006	41.24
2033	19,431	19,431	744,865	38.33	822,589	42.33
Thereafter	267,707	267,707	10,404,057	38.86	11,843,507	44.24

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	6,529	3,265	263,428	80.69	263,428	80.69	[4]
2025	336,841	298,259	21,698,540	72.75	21,899,855	73.43
2026	186,385	95,293	9,998,236	104.92	10,173,255	106.76
2027	128,192	117,228	8,830,622	75.33	9,123,076	77.82
2028	127,205	97,170	4,717,148	48.55	5,113,070	52.62
2029	160,271	100,068	5,277,533	52.74	5,958,695	59.55
2030	115,045	103,432	6,473,749	62.59	7,043,220	68.10
2031	60,122	30,061	1,647,006	54.79	1,936,031	64.40
2032	66,037	33,019	2,107,682	63.83	2,377,448	72.00
2033	—	—	—	—	—	—
Thereafter	230,592	112,990	10,565,215	93.51	13,945,621	123.42

Q4 2024
Lease expirations - Suburban properties (continued) [1,2,3]
as of December 31, 2024

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	30,051	30,051	1,256,034	41.80	1,278,018	42.53
2026	17,965	17,965	741,299	41.26	763,419	42.49
2027	15,576	15,576	822,924	52.83	832,443	53.44
2028	2,575	2,575	211,129	81.99	224,905	87.34
2029	2,653	2,653	103,110	38.87	116,324	43.85
2030	23,985	23,985	1,020,177	42.53	1,053,765	43.93
2031	2,270	2,270	126,244	55.61	136,232	60.01
2032	—	—	—	—	—	—
2033	71,744	71,744	1,786,238	24.90	1,804,678	25.15
Thereafter	8,462	8,462	327,449	38.70	407,315	48.13

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2024
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Bank of America Merrill Lynch	Jeffrey Spector	646.855.1363
Barclays	Brendan Lynch	212.526.9428
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Nicholas Joseph / Michael Griffin	212.816.1909 / 212.816.5871
Compass Point Research & Trading, LLC	Floris van Dijkum	646.757.2621
Deutsche Bank	Omotayo Okusanya	212.250.9284
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs	Caitlin Burrows	212.902.4736
Green Street Advisors	Dylan Burzinski	949.640.8780
J.P. Morgan Securities	Anthony Paolone	212.622.6682
Keybanc Capital Market	Todd Thomas/Upal Rana	917.368.2286 / 917.368.2316
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
Scotiabank GBM	Nicholas Yulico	212.225.6904
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wedbush	Richard Anderson	212.938.9949
Wells Fargo Securities	Blaine Heck	410.662.2556
Wolfe Research	Andrew Rosivach	646.582.9250

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.410.1100

Rating Agencies
Moody’s Investors Service	Christian Azzi	212.553.7718
Standard & Poor’s	Michael Souers	212.438.2508

Q4 2024
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 61.
The Company may also present "BXP's Share" of certain operating metrics, such as occupancy and leased percentages based upon square footage. Amounts are calculated based on our consolidated portfolio square feet, plus our share of the square feet from the unconsolidated joint venture properties (calculated based on our ownership percentage), minus our partners’ share of square feet from our consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, and (5) common units issuable upon conversion of 2013-2021 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2022, 2023 and 2024 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like BXP, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q4 2024
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to BXP, Inc, the most directly comparable GAAP financial measure, plus net (income) loss attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate and sales-type leases. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net income (loss) attributable to BXP, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion of sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income (loss) attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income (loss) attributable to BXP, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation and amortization, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization, fair value interest adjustment, fair value lease revenue and amortization and accretion related to sales type lease receivable, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to BXP, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q4 2024
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to BXP, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties or a change in control, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales or a change in control of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income (loss) attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income (loss) attributable to BXP, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures. A property will no longer be considered “in-service” when the occupied percentage is below 50% and the Company is no longer actively leasing the property in anticipation of a future development/redevelopment.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization, (2) BXP’s Share of fair value interest adjustment and (3) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like BXP, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) (if any). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that (1) BXP’s Share of Debt is utilized instead of the Company’s consolidated debt after eliminating BXP’s Share of the related party note receivable and (2) BXP’s Share of cash is utilized instead of consolidated cash. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q4 2024
Definitions (continued)

Net Operating Income/(Loss) (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income (loss) attributable to BXP, Inc., the most directly comparable GAAP financial measure, plus (1) net (income) loss attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense, loss from interest rate contracts, and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains on sales of real estate, gains (losses) from investments in securities, unrealized gain (loss) on non-real estate investment, and interest and other income (loss). In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues, amortization and accretion related to sales type lease receivable and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent and amortization and accretion related to sale type lease receivable provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in or held for development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 22 - 25 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q4 2024
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	31-Dec-24	30-Sep-24
Revenue	$858,571	$859,227
Partners’ share of revenue from consolidated joint ventures (JVs)	(82,321)	(79,196)
BXP’s share of revenue from unconsolidated JVs	55,128	55,067
BXP’s Share of revenue	$831,378	$835,098

Straight-line rent	$19,732	$29,578
Partners’ share of straight-line rent from consolidated JVs	1,029	(5,544)
BXP’s share of straight-line rent from unconsolidated JVs	(154)	1,399
BXP’s Share of straight-line rent	$20,607	$25,433

Fair value lease revenue [1]	$1,277	$1,298
Partners’ share of fair value lease revenue from consolidated JVs [1]	11	11
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	1,032	985
BXP’s Share of fair value lease revenue [1]	$2,320	$2,294

Lease termination income	$914	$12,120
Partners’ share of termination income from consolidated JVs	(11)	(18)
BXP’s share of termination income from unconsolidated JVs	521	77
BXP’s Share of termination income	$1,424	$12,179

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Parking and other revenue	$34,056	$34,255
Partners’ share of parking and other revenue from consolidated JVs	(846)	(636)
BXP’s share of parking and other revenue from unconsolidated JVs	1,794	2,127
BXP’s Share of parking and other revenue	$35,004	$35,746

Hedge amortization, net of costs	$1,590	$1,590
Partners’ share of hedge amortization, net of costs from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization, net of costs from unconsolidated JVs	366	503
BXP’s Share of hedge amortization, net of costs	$1,812	$1,949

Straight-line ground rent expense adjustment	$732	$541
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	136	138
BXP’s Share of straight-line ground rent expense adjustment	$868	$679

Depreciation and amortization	$226,043	$222,890
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(19,905)	(18,857)
BXP’s share of depreciation and amortization from unconsolidated JVs	21,097	20,757
BXP’s Share of depreciation and amortization	$227,235	$224,790

Lease transaction costs that qualify as rent inducements [2]	$3,512	$4,983
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	211	87
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	316	—
BXP’s Share of lease transaction costs that qualify as rent inducements [2]	$4,039	$5,070

2nd generation tenant improvements and leasing commissions	$80,202	$88,099
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(8,392)	(18,202)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	3,054	560
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$74,864	$70,457

Q4 2024
Reconciliations (continued)

Maintenance capital expenditures [3]	$25,716	$21,481
Partners’ share of maintenance capital expenditures from consolidated JVs [3]	(2,157)	(3,327)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [3]	289	66
BXP’s Share of maintenance capital expenditures [3]	$23,848	$18,220

Interest expense	$170,390	$163,194
Partners’ share of interest expense from consolidated JVs	(12,004)	(12,005)
BXP’s share of interest expense from unconsolidated JVs	18,851	19,335
BXP’s Share of interest expense	$177,237	$170,524

Capitalized interest	$10,634	$11,625
Partners’ share of capitalized interest from consolidated JVs	(33)	(32)
BXP’s share of capitalized interest from unconsolidated JVs	2,568	3,304
BXP’s Share of capitalized interest	$13,169	$14,897

Amortization of financing costs	$5,034	$4,820
Partners’ share of amortization of financing costs from consolidated JVs	(498)	(498)
BXP’s share of amortization of financing costs from unconsolidated JVs	432	438
BXP’s Share of amortization of financing costs	$4,968	$4,760

Fair value interest adjustment	$4,249	$4,224
Partners’ share of fair value of interest adjustment from consolidated JVs	—	—
BXP’s share off fair value interest adjustment from unconsolidated JVs	499	499
BXP’s Share of fair value interest adjustment	$4,748	$4,723

Amortization and accretion related to sales type lease	$254	$250
Partners’ share of amortization and accretion related to sales type lease from consolidated JVs	—	—
BXP’s share off amortization and accretion related to sales type lease from unconsolidated JVs	27	28
BXP’s Share of amortization and accretion related to sales type lease	$281	$278

_____________
1Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q4 2024
Reconciliations (continued)
for the three months ended December 31, 2024
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$76,791	$116,400	$193,191
Straight-line rent	5,353	(7,045)	(1,692)
Fair value lease revenue	(27)	—	(27)
Termination income	—	25	25
Total lease revenue	82,117	109,380	191,497
Parking and other	58	1,828	1,886
Total rental revenue [3]	82,175	111,208	193,383
Expenses
Operating	33,830	43,321	77,151
Net Operating Income (NOI)	48,345	67,887	116,232

Other income (expense)
Development and management services revenue	—	(1,318)	(1,318)
Losses from investments in securities	—	(20)	(20)
Interest and other income	1,272	2,424	3,696
Interest expense	(21,395)	(7,666)	(29,061)
Depreciation and amortization expense	(17,494)	(27,194)	(44,688)
General and administrative expense	(15)	(139)	(154)
Total other income (expense)	(37,632)	(33,913)	(71,545)
Net income	$10,713	$33,974	$44,687

BXP’s nominal ownership percentage	60%	55%

Partners’ share of NOI (after income allocation to private REIT shareholders) [4]	$18,654	$29,605	$48,259
BXP’s share of NOI (after income allocation to private REIT shareholders)	$29,691	$38,282	$67,973
Unearned portion of capitalized fees [5]	$890	$2,150	$3,040

Partners’ share of select items [4]
Partners’ share of parking and other revenue	$23	$823	$846
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$152	$498
Partners’ share of depreciation and amortization related to capitalized fees	$373	$498	$871
Partners’ share of capitalized interest	$—	$33	$33
Partners’ share of lease transactions costs which will qualify as rent inducements	$—	$211	$211
Partners’ share of management and other fees	$686	$981	$1,667
Partners’ share of basis differential depreciation and amortization expense	$(23)	$(178)	$(201)
Partners’ share of basis differential interest and other adjustments	$(4)	$8	$4

Reconciliation of Partners’ share of EBITDAre [6]
Partners’ NCI	$3,253	$13,980	$17,233
Add:
Partners’ share of interest expense after BXP’s basis differential	8,554	3,450	12,004
Partners’ share of depreciation and amortization expense after BXP’s basis differential	7,347	12,558	19,905
Partners’ share of EBITDAre	$19,154	$29,988	$49,142

Q4 2024
Reconciliations (continued)
for the three months ended December 31, 2024
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [6]	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Rental revenue [3]	$32,870	$50,044	$82,914
Less: Termination income	—	11	11
Rental revenue (excluding termination income) [3]	32,870	50,033	82,903
Less: Operating expenses (including partners’ share of management and other fees)	14,216	20,470	34,686
Income allocation to private REIT shareholders	—	(31)	(31)
NOI (excluding termination income and after income allocation to private REIT shareholders)	$18,654	$29,594	$48,248

Rental revenue (excluding termination income) [3]	$32,870	$50,033	$82,903
Less: Straight-line rent	2,141	(3,170)	(1,029)
Fair value lease revenue	(11)	—	(11)
Add: Lease transaction costs that qualify as rent inducements	—	(211)	(211)
Subtotal	30,740	52,992	83,732
Less: Operating expenses (including partners’ share of management and other fees)	14,216	20,470	34,686
Income allocation to private REIT shareholders	—	(31)	(31)
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$16,524	$32,553	$49,077

Reconciliation of Partners’ share of Revenue [4]
Rental revenue [3]	$32,870	$50,044	$82,914
Add: Development and management services revenue	—	(593)	(593)
Revenue	$32,870	$49,451	$82,321
_________
1Norges Joint Ventures include 7 Times Square (formerly Times Square Tower), 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street.
2 Lease revenue includes recoveries from clients and service income from clients.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4Amounts represent the partners’ share based on their respective ownership percentage.
5Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
6Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q4 2024
Reconciliations (continued)
for the three months ended December 31, 2024
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$26,331	$18,264		$25,239		$18,132		$10,866	$21,247	$120,079
Straight-line rent	915	(964)		(529)		507		(2,323)	(437)	(2,831)
Fair value lease revenue	—	—		1,538		15		1,222	—	2,775
Termination income	43	—		1,871		—		—	—	1,914
Amortization and accretion related to sales type lease	55	—		—		—		—	—	55
Total lease revenue	27,344	17,300		28,119		18,654		9,765	20,810	121,992
Parking and other	478	1,809		(122)		322		615	783	3,885
Total rental revenue [3]	27,822	19,109		27,997		18,976		10,380	21,593	125,877
Expenses
Operating	10,322	7,402		16,258	[4]	9,379		4,239	8,023	55,623
Net operating income/(loss)	17,500	11,707		11,739		9,597		6,141	13,570	70,254

Other income/(expense)
Development and management services revenue	—	—		494		1		—	13	508
Interest and other income (loss)	389	1,006		222		(6)		160	541	2,312
Interest expense	(10,656)	(5,052)		(15,080)		—		(4,177)	(9,923)	(44,888)
Unrealized gain/loss on derivative instruments	—	—		13,782		—		—	—	13,782
Transaction costs	(8)	—		(305)		—		(2)	(80)	(395)
Depreciation and amortization expense	(8,413)	(5,345)		(9,794)		(7,171)		(5,675)	(5,457)	(41,855)
General and administrative expense	—	—		(69)		(4)		—	—	(73)
Total other income/(expense)	(18,688)	(9,391)		(10,750)		(7,180)		(9,694)	(14,906)	(70,609)
Net income/(loss)	$(1,188)	$2,316		$989		$2,417		$(3,553)	$(1,336)	$(355)

BXP’s share of select items:
BXP’s share of parking and other revenue	$239	$905		$(20)		$161		$207	$302	$1,794
BXP’s share of amortization of financing costs	$171	$23		$92		$—		$28	$118	$432
BXP’s share of hedge amortization, net of costs	$—	$—		$—		$—		$366	$—	$366
BXP’s share of fair value interest adjustment	$—	$—		$499		$—		$—	$—	$499
BXP’s share of capitalized interest	$—	$—		$2,448		$—		$—	$120	$2,568
BXP’s share of amortization and accretion related to sales type lease	$27	$—		$—		$—		$—	$—	$27

Reconciliation of BXP’s share of EBITDAre
Income/(loss) from unconsolidated joint ventures	$(602)	$(167,953)		$(7,699)		$(125,832)		$(47,657)	$190	$(349,553)
Add:
BXP’s share of interest expense	5,328	2,526		5,515		—		1,406	4,076	18,851
BXP’s share of depreciation and amortization expense	4,215	3,784	[5]	5,196		4,121	[5]	1,591	2,190	21,097
Impairment loss on investment [6]	—	168,391		—		126,163		46,784	—	341,338
BXP’s share of EBITDAre	$8,941	$6,748	[5]	$3,012		$4,452	[5]	$2,124	$6,456	$31,733

Q4 2024
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$13,912	$9,951	[5]	$8,940	[5]	$9,216	[5]	$3,495	$9,359	$54,873
BXP’s share of operating expenses	5,161	3,702		5,942		4,754		1,420	3,112	24,091
BXP’s share of net operating income/(loss)	8,751	6,249	[5]	2,998	[5]	4,462	[5]	2,075	6,247	30,782
Less:
BXP’s share of termination income	22	—		499		—		—	—	521
BXP’s share of net operating income/(loss) (excluding termination income)	8,729	6,249		2,499		4,462		2,075	6,247	30,261
Less:
BXP’s share of straight-line rent	458	(391)	[5]	458	[5]	254	[5]	(782)	(151)	(154)
BXP’s share of fair value lease revenue	—	305	[5]	527	[5]	(211)	[5]	411	—	1,032
BXP’s share of amortization and accretion related to sales type lease	27	—		—		—		—	—	27
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		136		—		—	—	136
BXP’s share of lease transaction costs that qualify as rent inducements	—	—		308		—		—	8	316
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$8,244	$6,335	[5]	$1,958	[5]	$4,419	[5]	$2,446	$6,406	$29,808

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$13,912	$9,951	[5]	$8,940	[5]	$9,216	[5]	$3,495	$9,359	$54,873
Add:
BXP’s share of development and management services revenue	—	—		247		1		—	7	255
BXP’s share of revenue	$13,912	$9,951	[5]	$9,187	[5]	$9,217	[5]	$3,495	$9,366	$55,128

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 22-25.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4 Includes approximately $272 of straight-line ground rent expense.
5 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
6Represents the other-than-temporary decline in the fair values below the carrying values of certain of the Company’s investments in unconsolidated joint ventures.

Q4 2024
Reconciliations (continued)
Reconciliation of Net income (loss) attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	30-Sep-24	30-Sep-23
Net income (loss) attributable to BXP, Inc.	$83,628	$(111,826)
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	9,587	(12,626)
Noncontrolling interest in property partnerships	15,237	20,909
Net income (loss)	108,452	(103,543)
Add:
Interest expense	163,194	147,812
Loss from unconsolidated joint ventures	7,011	247,556
Depreciation and amortization expense	222,890	207,435
Transaction costs	188	751
Payroll and related costs from management services contracts	3,649	3,906
General and administrative expense	33,352	31,410
Less:
Interest and other income (loss)	14,430	20,715
Unrealized gain (loss) on non-real estate investment	94	(51)
Gains on sales of real estate	517	517
Gains (losses) from investments in securities	2,198	(925)
Direct reimbursements of payroll and related costs from management services contracts	3,649	3,906
Development and management services revenue	6,770	9,284
Net Operating Income (NOI)	511,078	501,881
Add:
BXP’s share of NOI from unconsolidated joint ventures	31,919	39,165
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	44,487	50,047
BXP’s Share of NOI	498,510	490,999
Less:
Termination income	12,120	2,564
BXP’s share of termination income from unconsolidated joint ventures	77	500
Add:
Partners’ share of termination income from consolidated joint ventures	18	129
BXP’s Share of NOI (excluding termination income)	$486,331	$488,064

Net Operating Income (NOI)	$511,078	$501,881
Less:
Termination income	12,120	2,564
NOI from non Same Properties (excluding termination income)	20,883	910
Same Property NOI (excluding termination income)	478,075	498,407
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	44,469	49,918
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	31,842	38,665
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	1,555	8,768
BXP’s Share of Same Property NOI (excluding termination income)	$463,893	$478,386

Change in BXP’s Share of Same Property NOI (excluding termination income)	$(14,493)
Change in BXP’s Share of Same Property NOI (excluding termination income)	(3.0)%

Q4 2024
Reconciliations (continued)
Reconciliation of Net income (loss) attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	30-Sep-24	30-Sep-23
Net income (loss) attributable to BXP, Inc.	$83,628	$(111,826)
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	9,587	(12,626)
Noncontrolling interest in property partnerships	15,237	20,909
Net income (loss)	108,452	(103,543)
Add:
Interest expense	163,194	147,812
Loss from unconsolidated joint ventures	7,011	247,556
Depreciation and amortization expense	222,890	207,435
Transaction costs	188	751
Payroll and related costs from management services contracts	3,649	3,906
General and administrative expense	33,352	31,410
Less:
Interest and other income (loss)	14,430	20,715
Unrealized gain (loss) on non-real estate investment	94	(51)
Gains on sales of real estate	517	517
Gains (losses) from investments in securities	2,198	(925)
Direct reimbursements of payroll and related costs from management services contracts	3,649	3,906
Development and management services revenue	6,770	9,284
Net Operating Income (NOI)	511,078	501,881
Less:
Straight-line rent	29,578	19,139
Fair value lease revenue	1,298	2,981
Amortization and accretion related to sales type lease	250	233
Termination income	12,120	2,564
Add:
Straight-line ground rent expense adjustment [1]	585	578
Lease transaction costs that qualify as rent inducements [2]	4,983	(5,943)
NOI - cash (excluding termination income)	473,400	471,599
Less:
NOI - cash from non Same Properties (excluding termination income)	18,304	670
Same Property NOI - cash (excluding termination income)	455,096	470,929
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	38,849	44,090
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	29,568	34,524
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	1,093	7,397
BXP’s Share of Same Property NOI - cash (excluding termination income)	$444,722	$453,966

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$(9,244)
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	(2.0)%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(44) and $135 for the three months ended September 30, 2024 and 2023, respectively. As of September 30, 2024, the Company has remaining lease payments aggregating approximately $31.0 million, all of which it expects to incur by the end of 2026 with no payments thereafter. Under GAAP, the Company recognizes expense of $(112) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2026 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q4 2024
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Dec-23	30-Sep-23
Revenue
Lease	$768,884	$767,181
Parking and other	30,676	29,649
Insurance proceeds	821	779
Hotel revenue	11,803	13,484
Development and management services	12,728	9,284
Direct reimbursements of payroll and related costs from management services contracts	4,021	3,906
Total revenue	828,933	824,283
Expenses
Operating	160,360	159,304
Real estate taxes	140,477	140,368
Restoration expenses related to insurance claim	574	520
Hotel operating	8,373	9,020
General and administrative	38,771	31,410
Payroll and related costs from management services contracts	4,021	3,906
Transaction costs	2,343	751
Depreciation and amortization	212,067	207,435
Total expenses	566,986	552,714
Other income (expense)
Income (loss) from unconsolidated joint ventures	22,250	(247,556)
Gains on sales of real estate	—	517
Gains (losses) from investments in securities	3,245	(925)
Interest and other income (loss)	20,965	20,715
Losses from interest rate contracts	(79)	—
Unrealized loss on non-real estate investment	(93)	(51)
Interest expense	(155,080)	(147,812)
Net income (loss)	153,155	(103,543)
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(19,324)	(20,909)
Noncontrolling interest - common units of the Operating Partnership	(13,906)	12,626
Net income (loss) attributable to BXP, Inc.	$119,925	$(111,826)

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income (loss) attributable to BXP, Inc. per share - basic	$0.76	$(0.71)
Net income (loss) attributable to BXP, Inc. per share - diluted	$0.76	$(0.71)